    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 1999

                                                       REGISTRATION NO. 33-41830
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 8

                                       TO

                                    FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2
                            ------------------------

                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
                             (EXACT NAME OF TRUST)

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                            BARRY G. SKOLNICK, ESQ.
                    Senior Vice President & General Counsel
                      MERRILL LYNCH LIFE INSURANCE COMPANY
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)
                            ------------------------
                                    COPY TO:
                             STEPHEN E. ROTH, ESQ.
                            KIMBERLY J. SMITH, ESQ.

                        SUTHERLAND ASBILL & BRENNAN LLP

                          1275 PENNSYLVANIA AVENUE, NW
                           WASHINGTON, DC 20004-2415
                            ------------------------

     It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)

     [ ] on             pursuant to paragraph (b)


     [ ] 60 days after filing pursuant to paragraph (a)(1)


     [X] on April 15, 1999 pursuant to paragraph (a)(1) of Rule 485

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

     Title of Securities Being Registered: Units of Interest in Flexible Premium Variable Life Insurance Contracts.

     Check box if it is proposed that the filing will become effective on (date) at (time) pursuant to Rule 487 [ ]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
                      MERRILL LYNCH LIFE INSURANCE COMPANY

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2

N-8B-2 ITEM                      CAPTION IN PROSPECTUS
-----------                      ---------------------
     1        Cover Page
     2        Cover Page
     3        Summary of the Contract (The Investment Divisions); Facts
              About the Separate Account, the Funds, the Zero Trusts and
              Merrill Lynch Life
     4        Facts About the Separate Account, the Funds, the Zero Trusts
              and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More
              About the Contract (Selling the Contracts)
     5        Facts About the Separate Account, the Funds, the Zero Trusts
              and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More
              About Merrill Lynch Life Insurance Company
     6        Facts About the Separate Account, the Funds, the Zero Trusts
              and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More
              About the Separate Account and its Divisions (Charges to
              Fund Assets)
     7        Not Applicable
     8        Not Applicable
     9        More About Merrill Lynch Life Insurance Company (Legal
              Proceedings)
    10        Summary of the Contract; Facts About the Contract; More
              About the Contract; More About the Separate Account and its
              Divisions
    11        Summary of the Contract (The Investment Divisions); Facts
              About the Separate Account, the Funds, the Zero Trusts and
              Merrill Lynch Life; More About the Separate Account and its
              Divisions (About the Separate Account; the Zero Trusts)
    12        Summary of the Contract (The Investment Divisions); Facts
              About the Separate Account, the Funds, the Zero Trusts and
              Merrill Lynch Life; More About the Separate Account and its
              Divisions
    13        Summary of the Contract (Loans; Fees and Charges); Facts
              About The Contract [Charges Deducted from your Investment
              Base; Charges to the Separate Account; Guarantee Period; Net
              Cash Surrender Value; Loans; Partial Withdrawals; Death
              Benefit Proceeds; Payment of Death Benefit Proceeds; Your
              Right to Cancel ("Free Look" Period) or Exchange]; More
              About the Contract; More About the Separate Account and its
              Divisions (Charges to Fund Assets)
    14        Facts About the Contract (Purchasing a Contract; Planned
              Payments); More About the Contract (Other Contract
              Provisions)
    15        Summary of the Contract (Availability and Payments); Facts
              About the Contract (Initial Payment; Making Additional
              Payments); More About the Contract (Income Plans)
    16        Facts About the Separate Account, the Funds, the Zero Trusts
              and Merrill Lynch Life; More About the Separate Account and
              its Divisions
    17        Summary of the Contract [Net Cash Surrender Value and Cash
              Surrender Value; Right to Cancel ("Free Look" Period) or
              Exchange; Partial Withdrawals]; Facts About the Contract
              [Net Cash Surrender Value; Partial Withdrawals; Right to
              Cancel ("Free Look" Period) or Exchange]; More About the
              Contract (Some Administrative Procedures)
    18        Facts About the Separate Account, the Funds, the Zero Trusts
              and Merrill Lynch Life; More About the Separate Account and
              its Divisions
    19        More About Merrill Lynch Life Insurance Company
    20        More About the Separate Account and its Divisions (Charges
              Within the Account; Charges to Fund Assets)

N-8B-2 ITEM                      CAPTION IN PROSPECTUS
-----------                      ---------------------
    21        Summary of the Contract (Loans); Facts About the Contract
              (Loans)
    22        Not Applicable
    23        Not Applicable
    24        Not Applicable
    25        Facts About the Separate Account, the Funds, the Zero Trusts
              and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More
              About Merrill Lynch Life Insurance Company
    26        Not Applicable
    27        Facts About the Separate Account, the Funds, the Zero Trusts
              and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More
              About Merrill Lynch Life Insurance Company
    28        More About Merrill Lynch Life Insurance Company
    29        Facts About the Separate Account, the Funds, the Zero Trusts
              and Merrill Lynch Life (Merrill Lynch Life and MLPF&S)
    30        Not Applicable
    31        Not Applicable
    32        Not Applicable
    33        Not Applicable
    34        Not Applicable
    35        Facts About the Separate Account, the Funds, the Zero Trusts
              and Merrill Lynch Life (Merrill Lynch Life and MLPF&S)
    36        Not Applicable
    37        Not Applicable
    38        Facts About the Separate Account, the Funds, the Zero Trusts
              and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More
              About the Contract (Selling the Contracts)
    39        Facts About the Separate Account, the Funds, the Zero Trusts
              and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More
              About the Contract (Selling the Contracts)
    40        Not Applicable
    41        Facts About the Separate Account, the Funds, the Zero Trusts
              and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More
              About the Contract (Selling the Contracts)
    42        Not Applicable
    43        Not Applicable
    44        Facts About the Contract; More About the Contract
    45        Not Applicable
    46        Summary of the Contract; Facts About the Contract (Net Cash
              Surrender Value; Partial Withdrawals)
    47        Summary of the Contract (The Investment Divisions); Facts
              About the Separate Account, the Funds, the Zero Trusts and
              Merrill Lynch Life; More About the Separate Account and its
              Divisions
    48        Facts About the Separate Account, the Funds, the Zero Trusts
              and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More
              About the Contract (Selling the Contracts)
    49        Facts About the Separate Account, the Funds, the Zero Trusts
              and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More
              About the Contract (Selling the Contracts)
    50        Not Applicable
    51        Facts About the Contract; More About the Contract
    52        Facts About the Separate Account, the Funds, the Zero Trusts
              and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More
              About the Contract (Selling the Contracts)

N-8B-2 ITEM                      CAPTION IN PROSPECTUS
-----------                      ---------------------
    53        More About the Contract (Tax Considerations; Merrill Lynch
              Life's Income Taxes)
    54        Not Applicable
    55        Not Applicable
    56        Not Applicable
    57        Not Applicable
    58        Not Applicable
    59        More About Merrill Lynch Life Insurance Company (Financial
              Statements)

PROSPECTUS

MAY 1, 1999

                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

                                    ISSUED BY

                      MERRILL LYNCH LIFE INSURANCE COMPANY

                    HOME OFFICE: LITTLE ROCK, ARKANSAS 72201

                          SERVICE CENTER: P.O. BOX 9025

                      SPRINGFIELD, MASSACHUSETTS 01102-9025

                                1414 MAIN STREET

                      SPRINGFIELD, MASSACHUSETTS 01144-1007

                              PHONE: (800) 354-5333

                                 OFFERED THROUGH

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

This Prospectus describes contracts which generally are modified endowment contracts under federal tax law. Most distributions will have tax consequences and/or penalties.

Generally, through the first 14 days following a Contract's in force date, we will invest your initial payment in the investment division of the Merrill Lynch Variable Life Separate Account (the "Separate Account") investing in the Money Reserve Portfolio. Afterward, you may reallocate your investment base to any five of the investment divisions of the Separate Account. We then invest each investment division's assets in corresponding portfolios of the following:


- MERRILL LYNCH VARIABLE SERIES FUNDS, INC.       -   Natural Resources Portfolio
  -  Basic Value Focus Fund                       -   Global Strategy Portfolio
  -  Global Bond Focus Fund                       -   Balanced Portfolio
  -  Global Utility Focus Fund                 -  AIM VARIABLE INSURANCE FUNDS, INC.
  -  International Equity Focus Fund              -   AIM V.I. Capital Appreciation Fund
  -  Developing Capital Markets Focus Fund        -   AIM V.I. Value Fund
  -  Special Value Focus Fund                  -  ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
  -  Index 500 Fund                               -   Premier Growth Portfolio
                                               -  MFS VARIABLE INSURANCE TRUST
- MERRILL LYNCH SERIES FUND, INC.                 -   MFS Emerging Growth Series
  -  Money Reserve Portfolio                      -   MFS Research Series
  -  Intermediate Government Bond Portfolio    -  MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S.
  -  Long-Term Corporate Bond Portfolio           TREASURY SECURITIES
  -  High Yield Portfolio                         sixteen annual maturity dates from
  -  Capital Stock Portfolio                      February 15, 2000 - February 15, 2015
  -  Growth Stock Portfolio
  -  Multiple Strategy Portfolio

Currently, you may change your investment allocation as often as you like.

We guarantee that regardless of investment results, insurance coverage will continue for the insured's life, or, as you may select, for a shorter time if the face amount chosen is above the minimum face amount required for the initial payment. During this guarantee period, we will terminate the Contract only if any loan debt exceeds certain contract values. After the guarantee period ends, the Contract will remain in effect as long as the cash surrender value is sufficient to cover all charges due. While the Contract is in effect, the death benefit may vary to reflect the investment results of the investment divisions chosen, but will never be less than the initial face amount.

You may:

-   make additional payments subject to certain conditions
-   change the face amount of your Contract subject to certain conditions
-   redeem the Contract for its net cash surrender value
-   make partial withdrawals

 The net cash surrender value will vary with the investment results of the investment divisions chosen. We don't guarantee any minimum cash surrender value.

Within certain limits, you may return the Contract or exchange it for a contract with benefits that don't vary with the investment results of a separate account.

It may not be advantageous to replace existing insurance with the Contract.

PURCHASING THIS CONTRACT INVOLVES CERTAIN RISKS. INVESTMENT RESULTS CAN VARY BOTH UP AND DOWN AND CAN EVEN DECREASE THE VALUE OF PREMIUM PAYMENTS. THEREFORE, YOU COULD LOSE ALL OR PART OF THE MONEY YOU INVEST. EXCEPT FOR THE GUARANTEED DEATH BENEFIT WE PROVIDE, YOU BEAR ALL INVESTMENT RISKS. WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR FUNDS WILL PERFORM.

LIFE INSURANCE IS INTENDED TO BE A LONG TERM INVESTMENT. YOU SHOULD EVALUATE YOUR INSURANCE NEEDS AND THE CONTRACT'S LONG-TERM INVESTMENT POTENTIAL AND RISKS BEFORE PURCHASING THE CONTRACT.

CURRENT PROSPECTUSES FOR THE MERRILL LYNCH SERIES FUND, INC; THE MERRILL LYNCH VARIABLE SERIES FUNDS, INC.; THE AIM VARIABLE INSURANCE FUNDS, INC.; THE ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.; THE MFS VARIABLE INSURANCE TRUST; AND THE MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S. TREASURY SECURITIES MUST ACCOMPANY THIS PROSPECTUS. PLEASE READ THESE DOCUMENTS CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                                                      PAGE
                                                                                                      ----
IMPORTANT TERMS..........................................................................................5

SUMMARY OF THE CONTRACT..................................................................................7
     Availability and Payments...........................................................................8
     The Investment Base.................................................................................8
     The Investment Divisions............................................................................8
     Illustrations.......................................................................................8
     Replacement of Existing Coverage....................................................................8
     Right to Cancel ("Free Look" Period) or Exchange....................................................9
     Distributions From The Contract.....................................................................9
     Fees and Charges....................................................................................9
     Joint Insureds.....................................................................................10

FACTS ABOUT MERRILL LYNCH LIFE, MERRILL LYNCH, PIERCE,
FENNER & SMITH INC......................................................................................10
     Merrill Lynch Life.................................................................................10
     Merrill Lynch, Pierce, Fenner & Smith Inc.  (MLPF&S)...............................................10
     The Separate Account...............................................................................11
     Net Rate of Return for an Investment...............................................................11
     Changes Within the Account.........................................................................12

THE FUNDS...............................................................................................12
     The Series Fund....................................................................................12
     The Variable Series Funds..........................................................................14
     The AIM V.I. Funds.................................................................................14
     The Alliance Fund..................................................................................15
     The MFS Trust......................................................................................15
     Special Risks In Certain Funds.....................................................................16
     The Operation of the Funds.........................................................................17
     The Zero Trusts....................................................................................19

FACTS ABOUT THE CONTRACT................................................................................20
     Who May be Covered.................................................................................20
     Initial Payment....................................................................................20
     Right to Cancel ("Free Look" Period)...............................................................21
     Making Additional Payments.........................................................................21
     Changing the Face Amount...........................................................................24
     Investment Base....................................................................................25
     Charges Deducted from the Investment Base..........................................................26
     Charges to the Separate Account....................................................................27
     Charges to Fund Assets.............................................................................28
     Guarantee Period...................................................................................29
     Net Cash Surrender Value...........................................................................29
     Partial Withdrawals................................................................................30
     Loans..............................................................................................31
     Death Benefit Proceeds.............................................................................32
     Payment of Death Benefit Proceeds..................................................................34

     Right to Exchange Contract.........................................................................34
     Income Plans.......................................................................................34
     Reports to Contract Owners.........................................................................35

MORE ABOUT THE CONTRACT.................................................................................35
     Using the Contract.................................................................................35
     Other Contract Provisions..........................................................................38
     Group or Sponsored Arrangements....................................................................39
     Unisex Legal Considerations for Employers..........................................................39
     Selling the Contracts..............................................................................40
     Tax Considerations.................................................................................40
     Merrill Lynch Life's Income Taxes..................................................................42
     Reinsurance........................................................................................43

ILLUSTRATIONS...........................................................................................43
     Illustrations of Death Benefits, Investment Base, Cash Surrender Values and Accumulated
     Payments...........................................................................................43


JOINT INSUREDS..........................................................................................55

MORE ABOUT MERRILL LYNCH LIFE INSURANCE COMPANY.........................................................59
     Directors and Executive Officers...................................................................59
     Services Arrangement...............................................................................60
     State Regulation...................................................................................60
     Year 2000..........................................................................................61
     Legal Proceedings..................................................................................61
     Experts............................................................................................61
     Legal Matters......................................................................................61
     Registration Statements............................................................................61
     Financial Statements...............................................................................62

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE HAVE NOT AUTHORIZED ANY PERSON TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                IMPORTANT TERMS

attained age:   is the issue age of the insured plus the number of full years since the contract date.

cash surrender value:   is equal to the net cash surrender value plus any debt.

contract anniversary:   is the same date of each year as the contract date.

contract date:   is used to determine processing dates, contract years and
contract anniversaries. It is usually the business day next following the receipt of the initial payment at the Service Center. It is also referred to as the policy date.

debt:   is the sum of all outstanding loans on a Contract plus accrued interest.

face amount: is the minimum death benefit as long as the Contract remains in force. The face amount will change if the change in face amount option is chosen; it may increase as a result of an additional payment; or it may decrease as a result of a partial withdrawal.

fixed base: On the contract date, the fixed base equals the cash surrender value. From then on, the fixed base is calculated like the cash surrender value except that the calculation substitutes 4% for the net rate of return, and substitutes the guaranteed maximum cost of insurance rates for the current rates. In addition, the fixed base is calculated without taking into account loans or repayments. The fixed base is equivalent to the cash surrender value for a comparable fixed benefit contract with the same face amount and guarantee period. After the guarantee period, the fixed base is zero. We use the fixed base to limit the mortality cost deduction and our right to cancel the Contract during the guarantee period.

guarantee period: is the time guaranteed that the Contract will remain in force regardless of investment experience, unless the debt exceeds certain values. It is the period that a comparable fixed life insurance contract (same face amount, payments made, guaranteed mortality table and loading) would remain in force if credited with 4% interest per year.

in force date:   is the date when the underwriting process is complete, the initial payment is received and outstanding contract amendments (if any) are received at the Service Center.

investment base:   is the amount available under a Contract for investment in the Separate Account at any time.

issue age:   is the insured's age as of his or her birthday nearest the contract date.

net amount at risk:   is the excess of the death benefit over the cash
surrender value.

net cash surrender value: is equal to the investment base less the balance of any deferred contract loading not yet recouped and, depending on the date it is calculated, less all or a portion of certain other charges not yet deducted.

net single premium factor: is used to determine the amount of death benefit purchased by $1.00 of cash surrender value. Merrill Lynch Life uses this factor in the calculation of the variable insurance amount to make sure that the Contract always meets the guidelines of what constitutes a life insurance contract under the Internal Revenue Code.

processing dates: are the contract date and the first day of each contract quarter thereafter. Processing dates after the contract date are the days when Merrill Lynch Life deducts charges from the investment base.

processing period:  is the period between consecutive processing dates.

variable insurance amount: is computed daily by multiplying the cash surrender value by the net single premium factor.

                            SUMMARY OF THE CONTRACT

WHAT THE CONTRACT PROVIDES

The contract offers a choice of investments and an opportunity for the Contract's investment base, net cash surrender value and death benefit to grow based on investment results.

We don't guarantee that contract values will increase. Depending on the investment results of the investment divisions you select, the investment base, net cash surrender value and death benefit may go up or down on any day. You bear the investment risk for any amount allocated to an investment division.

Death Benefit. The death benefit equals the face amount or variable insurance amount, whichever is larger. The variable insurance amount increases or decreases depending on the investment results of the investment divisions you select. We will reduce any death benefit proceeds by any loan debt.

Tax Benefits and Tax Considerations. The Contract provides the minimum death benefit required under federal tax law. By satisfying this requirement, the Contract provides two important tax benefits:

     1)  Its death benefit is not subject to income tax;

     2) Any increases in the Contract's Cash Surrender Value are not taxable until distributed from the Contract. (However, withdrawals and loans from, or a full surrender of, the Contract are subject to tax, and, if taken before you reach age 59 1/2, may also be subject to a 10% federal penalty tax.)

We provide the minimum death benefit to maximize investment returns (if any), especially in the early years of the Contract. The death benefit may go up or down, depending on investment performance. However, it will never drop below the initial face amount.

Guarantee Period. Generally, during the guarantee period you select, we guarantee the Contract will remain in effect and provide the death benefit regardless of investment performance (See page ___ explaining how any loan debt affects the Contract's value). You may select a guarantee period to last for the insured's lifetime or a shorter period. As the chart below shows, your selected guarantee period length affects the face amount of your contract (assuming the same premium).

-------------------------------------------------------------------------------
                              Insured Male Age 60

Initial Premium 100,000
         Length of Guarantee Period (Years)          Face Amount
         ----------------------------------          -----------
                  5
                  10
                  20
                  30
                  Insureds lifetime
-------------------------------------------------------------------------------


Choosing a guarantee period for the insured's lifetime provides certainty. However, the face amount is lower than for shorter guarantee periods. Your own individual insurance needs and risk tolerance should determine your choice in guarantee period length.

You should purchase the Contract for its death benefit. You may use the Contract's net cash surrender value, as well as its death benefit, to provide proceeds for various individual and business planning purposes. However, loans and partial withdrawals will affect the net cash surrender value and death benefit proceeds, and may cause the Contract to terminate. Because the Contract is designed to provide benefits on a long-term basis, before purchasing a Contract in connection with a specialized purpose, you should consider whether the long-term nature of the Contract, its investment risks, and the potential impact of any contemplated loans and partial withdrawals, are consistent with the purposes you may be considering.

Moreover, using a Contract for a specialized purpose may have tax consequences. (See "Tax Considerations".)

AVAILABILITY AND PAYMENTS

We will issue a Contract for an insured up to age 75 (or up to age 80 for joint insureds). We will consider issuing Contracts for insureds above age 75 on an individual basis. A Contract can be purchased with a single payment. The minimum single payment for a Contract is the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the payment required to purchase a face amount of at least $100,000 (but that payment may not be less than $2,000).

Subject to state regulation, contract owners may pay planned periodic payments instead of a single payment. If you elect planned periodic payments, the minimum initial planned periodic payment is $2,000 provided that the initial payment plus the planned payments will total $10,000 or more during the first five contract years.

We will not accept an initial payment that provides a guarantee period of less than one year.

Subject to certain conditions, you may make additional unplanned payments (See "Making Additional Payments.")

The Contract is not available to insure residents of certain municipalities in Kentucky where premium taxes in excess of a certain level are imposed.

THE INVESTMENT BASE

A Contract's investment base is the amount available for investment at any time. On the contract date (usually the next business day after our Service Center receives your initial payment), the investment base is equal to the initial payment. Afterwards, it varies daily based on the investment performance of your selected investment divisions. You bear the risk of poor investment performance and receive the benefit of favorable investment performance. You may wish to consider diversifying your investment in the Contract by allocating the investment base to two or more investment divisions.

THE INVESTMENT DIVISIONS

Payments are invested in investment divisions of the Separate Account. Generally, through the first 14 days following the in force date, the initial payment will be invested only in the investment division of the Separate Account investing in the Money Reserve Portfolio. Afterwards, the investment base will be reallocated to up to five of the investment divisions. (See "Changing the Allocation".)

ILLUSTRATIONS

Illustrations in this Prospectus or used in connection with the purchase of the Contract are based on hypothetical investment rates of return. We don't guarantee these rates. They are illustrative only, and not a representation of past or future performance. Actual rates of return may be more or less than those shown in the illustrations. Actual values will be different than those illustrated.

REPLACEMENT OF EXISTING COVERAGE

Generally, it is not advisable to purchase an insurance contract as a replacement for existing coverage. Before you buy a Contract, ask your Merrill Lynch Financial Consultant if changing, or adding to, current insurance coverage would be advantageous. Don't base your decision to replace existing coverage solely on a comparison of contract illustrations.

RIGHT TO CANCEL ("FREE LOOK" PERIOD) OR EXCHANGE

Once you receive the Contract, review it carefully to make sure it is what you want. Generally, you may return a Contract for a refund within ten days after you receive it. Some states allow a longer period of time to return the Contract. If required by your state, you may return the Contract within the later of ten days after receiving it or 45 days from the date the application is completed. If you return the Contract during the "free look" period, we will refund the payment without interest.

You may also exchange your Contract within 18 months for a contract with benefits that do not vary with the investment results of a separate account.

DISTRIBUTIONS FROM THE CONTRACT

Partial Withdrawals. Beginning in Contract year two, you may withdraw up to 80% of the net cash surrender value. (See "Partial Withdrawals".)

Surrenders. You may surrender your Contract at any time and receive the net cash surrender value. The net cash surrender value equals the investment base minus:

        -      The balance of any deferred contract loading not yet deducted;
               and
        -      Other contract charges not yet deducted.

Loans. You may borrow money from us, using your Contract as collateral. We deduct loan debt from the amount payable on surrender of the Contract and from any death benefit payable. Loan interest accrues daily and, IF IT IS NOT PAID EACH YEAR, IT IS CAPITALIZED AND ADDED TO THE OUTSTANDING LOAN AMOUNT. With a modified endowment contract, both the loan amount and the amount of capitalized interest are treated as taxable distributions. Depending upon investment performance of the investment divisions and the amounts borrowed, loans may cause a Contract to lapse. If the Contract lapses with loan debt outstanding, adverse tax consequences may result. (See "Loans" and "Tax Considerations -- Tax Treatment of Loans and Other Distributions".)

FEES AND CHARGES

Investment Base Charges. We invest the entire amount of all premium payments in the Separate Account. We then deduct certain charges from your investment base on processing dates. These charges are:

   - DEFERRED CONTRACT LOAD equal to 9% of each payment. It consists of a sales load of 4.5%, a charge for federal taxes of 2% and a state and local premium tax charge of 2.5%. For joint insureds the deferred contract load equals 11% of each payment and consists of a sales load of 6.5%, a charge for federal taxes of 2% and a state and local premium tax charge of 2.5%. We deduct the deferred contract load in equal installments of .90% (1.1% for joint insureds) of each payment. We make this deduction on the ten contract anniversaries following the date we receive and accept the payment. However, in determining a Contract's net cash surrender value, we subtract the balance of the deferred contract load not yet deducted.

   - MORTALITY COST -- on all quarterly processing dates after the contract date, we deduct a cost for the life insurance coverage we provide (see "Mortality Cost"); and

   - NET LOAN COST -- on each contract anniversary, if there has been any debt during the prior year, we deduct a net loan cost. It equals a maximum of 2.0% of the debt per year (see "Charges Deducted From the Investment Base" and "Net Loan Cost").

Separate Account Charges. We deduct certain charges daily from the investment results of the investment divisions in the Separate Account. These charges are:

   - a MORTALITY AND EXPENSE RISK CHARGE deducted from all investment divisions. It is equivalent to .90% annually at the beginning of the year; and

   - a TRUST CHARGE deducted from only those investment divisions investing in the Zero Trusts. It is currently equivalent to .34% annually at the beginning of the year. It will never exceed .50% annually.

Advisory Fees. The portfolios in the Funds pay monthly advisory fees and other expenses. (See "Charges to Fund Assets".)

JOINT INSUREDS

The Contract can provide coverage on the lives of two insureds with a death benefit payable upon the death of the last surviving insured. Most of the discussions in this Prospectus referencing a single insured may also be read as though the single insured were the two insureds under a joint Contract. Those discussions which are different for joint insureds are noted. (See "Joint Insureds.")

This summary provides only a brief overview of the more significant aspects of the Contract. This Prospectus and the Contract provide further detail. You should retain the Contract together with its attached applications, medical exam(s), amendments, riders, and endorsements. These are the entire agreement between you and us.

For the definitions of some important terms used in this Prospectus, see "Important Terms."

     FACTS ABOUT MERRILL LYNCH LIFE, MERRILL LYNCH, PIERCE, FENNER & SMITH
                                     INC.,
                     THE SEPARATE ACCOUNT, THE FUNDS, AND
                                THE ZERO TRUSTS

MERRILL LYNCH LIFE

Merrill Lynch Life is a stock life insurance company organized under the laws of the State of Washington in 1986 and redomesticated under the laws of the State of Arkansas in 1991. We are an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. We are authorized to sell life insurance and annuities in 49 states, Guam, the U.S. Virgin Islands and the District of Columbia. We are also authorized to sell variable life insurance and variable annuities in most jurisdictions.

MERRILL LYNCH, PIERCE, FENNER & SMITH INC.  ("MLPF&S")

MLPF&S provides a world-wide broad range of securities brokerage and investment banking services. It provides marketing services for us and is the principal underwriter of the Contracts issued through the Separate Account. We retain MLPF&S to provide services relating to the Contracts under a distribution agreement. (See "Selling the Contracts".)




------------------------------------------------------------------------------
                              CMA ACCOUNT REPORTING

If you have a Merrill Lynch Cash Management Account(R),* you may elect to have your Contract linked electronically to your CMA account. We call this the CMA Insurance Service. With this service, you will have certain Contract information included as part of your regular monthly CMA account statement. It will list the investment base allocation, death benefit, net cash surrender value, debt and any CMA account activity affecting the Contract during the month.
------------------------------------------------------------------------------

*Cash Management Account and CMA are registered trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

THE SEPARATE ACCOUNT

We established the Separate Account, a separate investment account, on November 16, 1990. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve any supervision by the Securities and Exchange Commission over the investment policies or practices of the Separate Account. The Separate Account meets the definition of a separate account under the federal securities laws. We use the Separate Account to support the Contract as well as other variable life insurance contracts we issue. The Separate Account is also governed by the laws of the State of Arkansas, our state of domicile.

We own all of the assets in the Separate Account. We keep the Separate Account's assets apart from our general account and any other separate accounts we may have. Arkansas insurance law provides that the Separate Account's assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct.

Obligations to contract owners and beneficiaries that arise under the Contract are our obligations. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the Separate Account's assets exceed the required reserves and other Contract liabilities, (which will always be at least equal to the aggregate contract value allocated to the Separate Account under the Contracts), we may transfer the excess to our general account.

There are currently 37 investment divisions in the Separate Account. Seven invest in Class A shares of a specific portfolio of the Merrill Lynch Variable Series Funds, Inc. (the "Variable Series Funds"). Ten invest in shares of a specific portfolio of the Merrill Lynch Series Fund, Inc. (the "Series Fund"). Two invest in shares of a specific portfolio of the AIM Variable Insurance Funds, Inc. (the "AIM V.I. Funds"). One invests in shares of a specific portfolio of the Alliance Variable Products Series Fund, Inc. (the "Alliance Fund"). Two invest in shares of a specific portfolio of the MFS Variable Insurance Trust (the "MFS Trust"). Fifteen invest in specific units of The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities (the "Zero Trust"). You'll find complete information about the Funds and the Zero Trusts, including the risks associated with each portfolio (including specific risks associated with investment in the High Yield Portfolio of the Series Fund) in the accompanying prospectuses. They should be read along with this Prospectus.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, nevertheless, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment advisors or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds available only through the Contract have names similar to funds not available through the Contract. The performance of any fund not available through the Contract is not indicative of performance of the similarly named fund available through the Contract.

NET RATE OF RETURN FOR AN INVESTMENT DIVISION

Each investment division has a distinct unit value (also referred to as "price" or "separate account index" in reports we furnish to you). When we allocate your payments or investment base to an investment division, we purchase units based on the value of a unit of the investment division as of the end of the valuation period during which the allocation occurs. When we transfer or deduct amounts out of an investment division, we redeem units in a similar manner. A valuation period is each business day together with any non-business days before it. A business day is any day the New York Stock Exchange is open or there's enough trading in portfolio securities to materially affect the net asset value of an investment division.

For each investment division, the separate account index was initially set at $10.00. The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period. We determine the net rate of return of an investment division at the end of each valuation period. The net rate of return reflects the investment performance of the investment division for the valuation period and the charges to the Separate Account.

For investment divisions investing in the Funds, shares are valued at net asset value and reflect reinvestment of any dividends or capital gains distributions declared by the Funds.

For investment divisions investing in the Zero Trusts, units of each Zero Trust are valued at the sponsor's repurchase price, as explained in the prospectus for the Zero Trusts.

CHANGES WITHIN THE SEPARATE ACCOUNT

We may add new investment divisions. We can also eliminate investment divisions, combine two or more investment divisions, or substitute a new portfolio for the portfolio in which an investment division invests. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contracts. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. If necessary, we would get prior approval from the Arkansas State Insurance Department and the Securities and Exchange Commission and any other required approvals before making such a substitution.

Subject to any required regulatory approvals, we can transfer assets of the Separate Account or of any of the investment divisions to another separate account or investment division.

When permitted by law, we also can:

   -   deregister the Separate Account under the Investment Company Act of 1940;

   - operate the Separate Account as a management company under the Investment Company Act of 1940;

   - restrict or eliminate any voting rights of contract owners, or other persons who have voting rights as to the Separate Account; and

   -   combine the Separate Account with other separate accounts.

                                    THE FUNDS

Below we list the funds into which the investment divisions may invest. There is no guarantee that any fund or portfolio will be able to meet its investment objective.

THE SERIES FUND

The Series Fund is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Merrill Lynch Asset Management, L.P. ("MLAM"). All of its ten mutual fund portfolios are currently available through the Separate Account. The investment objectives and certain investment policies of the Series Fund portfolios are described below.

Money Reserve Portfolio seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with those objectives by investing in short-term money market securities.

Intermediate Government Bond Portfolio seeks to obtain the highest level of current income consistent with the protection of capital afforded by investing in intermediate-term debt securities issued or guaranteed by the U.S. Government or its agencies. The Portfolio will invest in such securities with a maximum maturity of 15 years.

Long-Term Corporate Bond Portfolio primarily seeks to provide as high a level of current income as is believed to be consistent with prudent investment risk. In addition, the Portfolio seeks the preservation of capital. In seeking to achieve these objectives, under normal circumstances the Portfolio invests at least 80% of the value of its total assets in debt securities that have a rating within the three highest grades of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's").

High Yield Portfolio primarily seeks as high a level of current income as is believed to be consistent with prudent management. Secondarily, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objective by investing principally in fixed income securities rated in the lower categories of the established rating services or in unrated securities of comparable quality (including securities commonly known as "junk bonds").

Capital Stock Portfolio seeks long-term growth of capital and income, plus moderate current income. It generally invests in equity securities considered to be of good or improving quality or considered to be undervalued based on criteria such as historical price/book value and price/earnings ratios.

Growth Stock Portfolio seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of aggressive growth companies considered to have special investment value.

Multiple Strategy Portfolio seeks a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities, intermediate and long-term debt securities and money market securities.

Natural Resources Portfolio seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets.

Global Strategy Portfolio seeks high total investment return by investing primarily in a portfolio of equity and fixed-income securities, including convertible securities, of U.S. and foreign issuers.

Balanced Portfolio seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than that normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed-income and equity securities.

MLAM is indirectly owned and controlled by Merrill Lynch & Co., Inc. and is a registered adviser under the Investment Advisers Act of 1940. The Series Fund, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Fund Assets".)

THE VARIABLE SERIES FUNDS

The Variable Series Funds is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is MLAM. Class A shares of seven of its portfolios are currently available through the Separate Account. The investment objectives and certain investment policies of the seven available Variable Series Funds portfolios are described below.

Basic Value Focus Fund seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out of favor considerations. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price/earnings ratio.

Global Bond Focus Fund (formerly the World Income Focus Fund) seeks to provide high total investment return by investing in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units. The Fund will invest in fixed income securities that have a credit rating of A or better by Standard & Poor's or by Moody's or commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or obligations that MLAM has determined to be of similar creditworthiness.

Global Utility Focus Fund seeks both capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of MLAM, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

International Equity Focus Fund seeks capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities and at least 65% of the Fund's total assets will be invested in the securities of issuers from at least three different foreign countries.

Developing Capital Markets Focus Fund seeks long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations.

Special Value Focus Fund (formerly the Equity Growth Fund) seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Variable Series Funds believes have special investment value, and of emerging growth companies regardless of size. Companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities. Current income is not a factor in the selection of securities.

Index 500 Fund seeks to provide investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

The Variable Series Funds, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Fund Assets".)

THE AIM V.I. FUNDS

The AIM V.I. Funds is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is A I M Advisors, Inc. ("AIM"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives of the two available AIM V.I. Funds portfolios are described below.

AIM V.I. Capital Appreciation Fund seeks capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. The portfolio is primarily comprised of securities of two basic categories of companies: (1) "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings with excellent prospects for outstanding future growth, and (2) "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in profits.

AIM V.I. Value Fund seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective. The investment division corresponding to this Fund should not be selected by contract owners who seek income as their primary investment objective.

AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is a wholly owned subsidiary of A I M Management Group Inc., a holding company engaged in the financial services business and an indirect wholly owned subsidiary of AMVESCAP PLC. The AIM V.I. Funds, as part of its operating expenses, pays an investment advisory fee to AIM. (See "Charges to Fund Assets".)

THE ALLIANCE FUND

The Alliance Fund is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Alliance Capital Management L.P. ("Alliance"). One of its mutual fund portfolios is currently available through the Separate Account. The investment objective of the available Alliance Fund portfolio is described below.

Premier Growth Portfolio seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.

Alliance is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. The Alliance Fund, as part of its operating expenses, pays an investment advisory fee to Alliance. (See "Charges to Fund Assets".)

THE MFS TRUST

The MFS Trust is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Massachusetts Financial Services Company ("MFS"). Two of its mutual fund portfolios are currently available through the Separate Account. The investment objectives of the available MFS Trust portfolios are described below.

MFS Emerging Growth Series seeks to provide long-term growth of capital by investing primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of emerging growth companies. Emerging growth companies include companies that MFS believes are early in their life cycle but which have the potential to become major enterprises. Dividend and interest income from portfolio securities, if any, is incidental to the Fund's objective of long-term growth of capital.

MFS Research Series seeks to provide long-term growth of capital and future income. The portfolio securities of the MFS Research Series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The Series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective within their assigned industry responsibility.

MFS, a Delaware corporation, 500 Boylston Street, Boston, Massachusetts 02116, is a subsidiary of Sun Life of Canada (U.S.), which, in turn, is a wholly owned subsidiary of Sun Life Assurance Company of Canada. The MFS Trust, as part of its operating expenses, pays an investment advisory fee to MFS. (See "Charges to Fund Assets".)

SPECIAL RISKS IN CERTAIN FUNDS

Investment in lower-rated debt securities, such as those in which the High Yield Portfolio of the Series Fund, and the Developing Capital Markets Focus and International Equity Focus Funds of the Variable Series Funds, expect to invest, entails relatively greater risk of loss of income or principal. The Developing Capital Markets Focus Fund of the Variable Series Funds has no established rating criteria for the debt securities in which it may invest, and will rely on MLAM's judgment in evaluating the creditworthiness of an issuer of such securities. In an effort to minimize risk, these portfolios will diversify holdings among many issuers. However, there can be no assurance that diversification will protect these portfolios from widespread defaults during periods of sustained economic downturn.

In seeking to protect the purchasing power of capital, the Natural Resources Portfolio of the Series Fund reserves the right, when management anticipates significant economic, political, or financial instability, such as high inflationary pressures or upheaval in foreign currency exchange markets, to invest a majority of its assets in companies that explore for, extract, process or deal in gold or in asset-based securities indexed to the value of gold bullion. The Natural Resources Portfolio will not concentrate its investments in such securities until it has been advised that the Contracts' federal tax status will not be adversely affected as a result.

In selecting investments for the AIM V.I. Capital Appreciation Fund, AIM is particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by this portfolio may fluctuate widely. Any income received from securities held by the portfolio will be incidental, and a contract owner should not consider a purchase of shares of the portfolio as equivalent to a complete investment program.

For the MFS Emerging Growth Series, the nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the MFS Emerging Growth Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

Investment in these portfolios entails relatively greater risk of loss of income or principal. In addition, as described in the accompanying prospectus for the portfolios, many portfolios should be considered a long-term investment and a vehicle for diversification, and not as a balanced investment program. It may not be appropriate to allocate all payments and investment base to a single investment division.

THE OPERATION OF THE FUNDS

Buying and Redeeming Shares. The Funds sell and redeem their shares at net asset value. Any dividend or capital gain distribution will be reinvested at net asset value in shares of the same portfolio.

Voting Rights. We are the legal owner of all Fund shares held in the Separate Account. We have the right to vote on any matter put to vote at the Funds' shareholder meetings. However, we will vote all Fund shares attributable to Contracts according to instructions we receive from contract owners. We will vote shares attributable to Contracts for which we receive no voting instructions in the same proportion as shares in the respective investment divisions for which we receive instructions. We will also vote shares not attributable to Contracts in the same proportion as shares in the respective divisions for which we received instructions. We may vote Fund shares in our own right if any federal securities laws or regulations, or their present interpretation, change to permit us to do so.

We determine the number of shares attributable to you by dividing your Contract's investment base in a division by the net asset value of one share of the corresponding portfolio. We count fractional votes.

Under certain circumstances, state regulatory authorities may require us to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory contract.

We may also disregard instructions to vote for changes in the investment policy or the investment adviser if it disapproves of the proposed changes. We would disapprove a proposed change only if it was:

     -   contrary to state law;

     -   prohibited by state regulatory authorities; or

     - decided by management that the change would result in overly speculative or unsound investments.

If we disregard voting instructions, we will include a summary of our actions in the next semi-annual report.

Resolving Material Conflicts. Shares of the Series Fund are available for investment by us, ML Life Insurance Company of New York (an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.) and Monarch Life Insurance Company (an insurance company not affiliated with us or Merrill Lynch & Co., Inc.). Shares of the Variable Series Funds, the AIM V.I. Funds, the Alliance Fund, and the MFS Trust are sold to separate accounts of ours, ML Life Insurance Company of New York, and insurance companies not affiliated with us or Merrill Lynch & Co., Inc. to fund benefits under variable life insurance and variable annuity contracts, and may be sold to certain qualified plans.

It is possible that differences might arise between our Separate Account and one or more of the other separate accounts which invest in the Funds. In some cases, it is possible that the differences could be considered "material conflicts." Such a "material conflict" could also arise due to changes in the law (such as state insurance law or federal tax law) which affect these different variable life insurance and variable annuity separate accounts. It could also arise by reason of differences in voting instructions from our contract owners and those of the other insurance companies, or for other reasons. We will monitor events to determine how to respond to conflicts. If a conflict occurs, we may need to eliminate one or more investment divisions of the Separate Account which invest in the Funds or substitute a new portfolio for a portfolio in which a division invests. In responding to any conflict, we will take the action we believe necessary to protect you consistent with applicable legal requirements.

Administrative Service Arrangements. MLAM has entered into an agreement with Merrill Lynch Insurance Group, Inc. ("MLIG"), our parent, for administration services for the Series Fund and the Variable Series Funds in connection with the Contracts and other variable life insurance and variable annuity contracts issued by Merrill Lynch Life. Under this agreement, MLAM compensates MLIG in an amount equal to a portion of the annual gross investment advisory fees paid by the Series Fund and the Variable Series Funds to MLAM attributable to variable contracts issued.

AIM V.I. Funds has entered into an Administrative Services Agreement with AIM, under which AIM has agreed to provide certain accounting and other administrative services to the AIM V.I. Funds, including the services of a principal financial officer and related staff. As compensation to AIM for its services under the Administrative Services Agreement, the AIM V.I. Funds reimburse AIM for expenses incurred by AIM or its affiliates in connection with such services. AIM has entered into an agreement with us for administrative services for the AIM V.I. Funds in connection with the Contracts. Under this agreement, AIM compensates us in an amount equal to a percentage of the average net assets of the AIM V.I. Funds attributable to the Contracts.

Alliance Fund Distributors, Inc. ("AFD"), an affiliate of Alliance, has entered into an agreement with us for administrative services for the Alliance Fund in connection with the Contracts. Under this agreement, AFD compensates us in an amount equal to a percentage of the average net assets of the Alliance Fund attributable to the Contracts.

MFS has entered into an agreement with MLIG for administrative services for the MFS Trust in connection with the Contracts and certain contracts issued by ML Life Insurance Company of New York. Under this agreement, MFS pays compensation to MLIG in an amount equal to a percentage of the average net assets of the MFS Trust attributable to such contracts.

THE ZERO TRUSTS

The Zero Trusts are intended to provide safety of capital and a competitive yield to maturity. The Zero Trusts purchase at a deep discount U.S. Government-backed investments which make no periodic interest payments. When held to maturity the investments should receive approximately a fixed yield. The value of Zero Trust units before maturity varies more than it would if the Zero Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.

The Zero Trust portfolios consist mainly of:

    - bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;

    -  coupons stripped from U.S. debt obligations; and

    -  receipts and certificates for such stripped debt obligations and coupons.

The Zero Trusts currently available are shown below:


                                                    TARGETED RATE OF RETURN TO
                                                            MATURITY AS
           ZERO TRUST         MATURITY DATE               OF _____, 1999
           ----------         -------------               --------------
              2000         February 15, 2000                   ____%
              2001         February 15, 2001                   ____%
              2002         February 15, 2002                   ____%
              2003         August 15, 2003                     ____%
              2004         February 15, 2004                   ____%
              2005         February 15, 2005                   ____%
              2006         February 15, 2006                   ____%
              2007         February 15, 2007                   ____%
              2008         February 15, 2008                   ____%
              2009         February 15, 2009                   ____%
              2010         February 15, 2010                   ____%
              2011         February 15, 2011                   ____%
              2013         February 15, 2013                   ____%
              2014         February 15, 2014                   ____%

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc., is the sponsor for the Zero Trusts. The sponsor will sell units of the Zero Trusts to the Separate Account and has agreed to repurchase units we need to sell them to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Zero Trusts. (See "Charges to Divisions Investing in the Zero Trusts".)

Targeted Rate of Return to Maturity. Because the underlying securities in the Zero Trusts will grow to their face value on the maturity date, we can estimate a compound rate of return to maturity for the Zero Trust units. But because the Separate Account held the units, we need to take into account the asset charge and the trust charge (described in "Charges to the Separate Account") in estimating the net rate of return. It depends on the compound rate of return adjusted for these charges. It does not, however, represent the actual return on a payment that we might receive under the Contract on that date, since it does not reflect the charges for deferred contract load, mortality costs and any net loan cost deducted from a Contract's investment base (described in "Charges Deducted from the Investment Base").

Since the value of the Zero Trust units will vary daily to reflect the market value of the underlying securities, the compound rate of return to maturity for the Zero Trust units and the net rate of return to maturity for the Separate Account will vary correspondingly.

                            FACTS ABOUT THE CONTRACT

WHO MAY BE COVERED

You may apply for a Contract for an insured up to issue age 75. We will consider issuing Contracts for insureds above age 75 on an individual basis. The insured's issue age is his or her age as of the birthday nearest the contract date. Before we'll issue a Contract, the insured must meet our medical and other underwriting and insurability requirements.

We use two methods of underwriting:

   -   simplified underwriting, with no physical exam; and

   -   para-medical or medical underwriting with a physical exam.

If the contract owner and the insured are different persons, we will determine whether the contract owner has an insurable interest in the insured. Generally, family members have insurable interests in each other. An insurable interest can also exist in various kinds of business relationships.

The initial payment amount plus any planned periodic payments elected and the age and sex of the insured determine whether we'll do underwriting on a simplified or medical basis. The chart below shows the maximum initial payment plus any planned payments that we'll underwrite on a simplified basis:

          AGE                                              MAXIMUM
         ------                                            -------
         0-29....................................        $  25,000
         30-39...................................           40,000
         40-49...................................           50,000
         50-59...................................          100,000
         60-75...................................          120,000

However, if the face amount is above the minimum face amount required for an initial payment (see "Selecting the Initial Face Amount" below), we will also take "the net amount at risk" into account in determining the method of underwriting. The net amount at risk is the death benefit minus the cash surrender value.

We assign insureds to underwriting classes in calculating mortality cost deductions. In assigning insureds to underwriting classes, we distinguish between those insureds underwritten on a simplified basis and those on a para-medical or medical basis. Under both the simplified and medical underwriting methods we may issue Contracts either in the standard or non-smoker underwriting class. We may also issue Contracts on insureds in a "substandard" underwriting class. Individuals in substandard classes have health or lifestyle factors less favorable than the average person. For a discussion of the effect of underwriting classification on mortality cost deductions, see "Mortality Cost".

For joint insureds, see "Joint Insureds".

INITIAL PAYMENT

Minimum. To purchase a Contract, you must complete an application and make a payment. We require the payment to put the Contract into effect. The minimum single payment for a Contract is the lesser of (a)

$5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the payment required to purchase a face amount of at least $100,000 (but that payment may not be less than $2,000). We won't, however, accept an initial payment for a specified face amount that will provide a guarantee period of less than one year. You may make additional payments. (See "Making Additional Payments".)

Temporary Insurance. Insurance coverage generally begins on the contract date. This is usually the next business day following receipt of the initial payment at our Service Center. We may provide temporary life insurance coverage under a temporary insurance agreement. Under our underwriting rules, in most states, temporary life insurance coverage may not exceed $300,000 and may not last more than 90 days.

Backdating. As provided for under state insurance law, you may backdate the Contract to preserve the insured's age. However, you can't backdate more than six months before the date the application was completed. We deduct cost of insurance charges for the backdated period on the first processing date after the contract date.

For joint insureds, see "Joint Insureds".

Selecting the Initial Face Amount. Your initial payment provides a face amount. For a given initial payment you may choose your initial face amount. The minimum face amount is the amount which will provide a guarantee period for the insured's entire life. If the face amount you choose exceeds the minimum, the guarantee period will be shorter.

Initial Guarantee Period. We determine the initial guarantee period for a Contract be based on the initial payment and face amount. The guarantee period is the period of time we guarantee that the Contract will remain in force regardless of investment experience unless the debt exceeds certain values. We base the guarantee period on the guaranteed maximum cost of insurance rates in the Contract, the deferred contract load and a 4% interest assumption. This means that for a given initial payment and face amount different insureds will have different guarantee periods depending on their age, sex and underwriting class. For example, an older insured will have a shorter guarantee period than a younger insured of the same sex and in the same underwriting class.

RIGHT TO CANCEL ("FREE LOOK" PERIOD)

You may cancel your Contract during the "free look" period by returning it for a refund. Generally, the "free look" period ends 10 days after you receive the Contract. Some states allow a longer period of time to return the Contract. If required by your state, the "free look" period ends the later of 10 days after you receive the Contract and 45 days from the date you complete the application. To cancel the Contract during the "free look" period, you must mail or deliver the Contract to our Service Center or to the Financial Consultant who sold it. We will refund your payment without interest. We may require you to wait six months before applying for another contract.

MAKING ADDITIONAL PAYMENTS

After the end of the "free look" period, you may make additional payments. You may make payments under a periodic plan. You may also make unplanned Payments. In Kentucky, you cannot make additional payments until after the first contract year.

Payments Under a Periodic Plan. Planned periodic payments are subject to our rules. Failure to pay planned payments will not necessarily cause a Contract to lapse. Conversely, unless the guarantee period is in effect, PAYING ALL PLANNED PAYMENTS ON A TIMELY BASIS WILL NOT NECESSARILY PREVENT A CONTRACT FROM LAPSING. After the end of the guarantee period, we may cancel a Contract if the cash surrender value on a processing date is negative. (See "Guarantee Period".)

You may elect the amount, duration and frequency of the planned payments, but the minimum planned payment (including the initial payment) is $2,000 per contract year and the amounts elected must be level. In any one year the maximum amount of the planned payments elected cannot exceed the initial payment. Currently, the duration of a plan cannot exceed five years.

Under a periodic payment plan, as long as the initial payment plus the planned payments elected will total $10,000 or more during the first five contract years, the minimum initial payment is $2,000.

You may elect a periodic plan in the application. The amount and duration of the payments elected, as well as other factors, such as the face amount specified and the insured's age and sex, will affect whether we will underwrite on a simplified or medical basis. Once we approve the plan, any planned payment may be made without any additional evidence of insurability unless it increases the face amount.

You may elect a periodic plan later than the time of the application. The amount and duration of the payments elected, as well as other factors such as the current death benefit and the insured's age and sex, will affect whether we will require additional evidence of insurability. Currently, we won't allow the later election of a plan where additional evidence of insurability would put the insured in a different underwriting class with different guaranteed or higher current cost of insurance rates.

You may elect to make planned payments annually, semiannually or quarterly. You may also make payments on a monthly basis if you authorize us to deduct the payment from your checking account (pre-authorized checking) or to withdraw the payment from your CMA account. We reserve the right to change or discontinue payment deduction procedures. If you have the CMA Insurance Service, planned payments under any of the above frequencies may be withdrawn automatically from your CMA account and transferred to your Contract. The withdrawals will continue under the plan specified until we are notified otherwise. For planned payments not made under pre-authorized checking or withdrawn from a CMA account, we will send you reminder notices.

You may change the frequency, duration and the amount of planned payments by sending a written request to our Service Center. You may request one change in the amount, one change in the duration and one change in the frequency of payments each contract year. We may require satisfactory evidence of insurability before you increase the duration or the amount of planned payments.

Payments Not Under a Periodic Plan. You may make additional payments not under a periodic payment plan provided the attained age of the insured is not over 80. You may make additional payments up to four times each contract year. You need to use an Application for Additional Payment. The minimum payment is $500. You may make these unplanned payments whether or not you're making planned payments.

We may require satisfactory evidence of insurability before we accept a payment:

1. if the payment immediately increases the net amount at risk under the Contract, or
2.  if the contract owner is already making planned payments, or
3.  if the guarantee period at the time of the payment is one year or less.

Currently, we won't accept an additional payment which is not under a periodic plan where the evidence of insurability would put the insured in a different underwriting class with different guaranteed or higher current cost of insurance rates.

If an additional payment requires evidence of insurability, we will invest that payment in the division investing in the Money Reserve Portfolio. Once we complete the underwriting and accept the payment, we will allocate the payment either according to instructions or, if we don't get instructions, proportionately to the investment base in the Contract's investment divisions.

Effect of Additional Payments. Currently, we will generally accept any additional payment not requiring evidence of insurability the day we receive it. On the date we accept an additional payment we will:

   -  increase the Contract's investment base by the amount of the payment;

   -  increase the deferred contract load (see "Deferred Contract Load");

   - reflect the payment in the calculation of the variable insurance amount (see "Variable Insurance Amount"); and

   - increase the fixed base by the amount of the payment less the deferred contract load applicable to the payment (see "The Contract's Fixed Base").

If an additional payment requires evidence of insurability, once we complete underwriting and accept the payment, the additional payment will be reflected in contract values as described above, as of the next business day after our Service Center receives the payment.

As of the processing date on or next following receipt and acceptance of an additional payment, we will increase either the guarantee period or face amount or both. If the guarantee period before acceptance of an additional payment is less than for life, we will first use payments to extend the guarantee period. Any amount greater than that required to extend the guarantee period to the insured's lifetime or any subsequent additional payment will be used to increase the Contract's face amount.

 The Examples below show the effect of additional payments.

If the guarantee period is for the insured's entire life at the time we receive and accept an additional payment, as of the processing date on or next following the date of the additional payment, we will increase the face amount to the amount that the Contract's fixed base, as of such processing date, would support for the life of the insured.

Under these circumstances the amount of the increase in face amount will depend on the amount of the additional payment and the contract year in which we receive and accept it. If you make additional payments of different amounts at the same time to equivalent Contracts, the Contract to which the larger payment is applied would have a proportionately larger increase in face amount. And if you make additional payments of the same amounts in earlier and later years, those made in the later years would result in smaller increases to the face amount.

Example 1 shows the effect on face amount of a $2,000 additional payment received and accepted at the beginning of contract year two. Example 2 shows the effect of a $4,000 additional payment received and accepted at the beginning of contract year two. Example 3 shows the effect of a $2,000 additional payment received and accepted at the beginning of contract year five. All three examples assume that the guarantee period at the time of the additional payment is for life and assume no other contract transactions have been made.

                               Male Issue Age: 55
                  Initial Payment: $30,000 Face Amount: $58,438

                                      EXAMPLE 1
                                      ---------
          --------------------------------------------------------------------
              CONTRACT      ADDITIONAL         CHANGE IN         NEW FACE
                YEAR         PAYMENT          FACE AMOUNT         AMOUNT
                ----         -------          -----------         ------
                  2          $ 2,000            $ 3,790          $ 62,228
                                      EXAMPLE 2
                                      ---------
          --------------------------------------------------------------------
              CONTRACT      ADDITIONAL         CHANGE IN         NEW FACE
                YEAR         PAYMENT          FACE AMOUNT         AMOUNT
                ----         -------          -----------         ------
                  2          $ 4,000            $ 7,580          $ 66,018
                                      EXAMPLE 3
                                      ---------
          --------------------------------------------------------------------
              CONTRACT      ADDITIONAL         CHANGE IN         NEW FACE
                YEAR         PAYMENT          FACE AMOUNT         AMOUNT
                ----         -------          -----------         ------
                  5          $ 2,000            $ 3,499          $ 61,937

Unless you specify otherwise, if there is any debt, we will apply any unplanned payment made first as a loan repayment with any excess applied as an additional payment. (See "Loans".)

For joint insureds, see "Joint Insureds".

CHANGING THE FACE AMOUNT

After the first contract year, if the insured is in a standard or non-smoker underwriting class, you may request a change in the face amount of your Contract without making an additional payment, subject to the rules and conditions discussed below. We won't permit a change in face amount if the insured's attained age is over 80. The minimum change in face amount is $10,000, and only one change may be made each contract year. A change in face amount may affect the mortality cost deduction. (See "Mortality Cost".)

The effective date of the change will be the next processing date following the receipt and acceptance of a written request, provided our Service Center receives it at least seven days before the processing date.

Increasing the Face Amount. To increase the face amount of a Contract, we may require satisfactory evidence of insurability. When the face amount is increased, the guarantee period is decreased. The maximum increase in face amount is the amount that provides the minimum guarantee period for which we would issue a Contract at the time of the request based on the insured's attained age. Currently, we won't permit an increase in face amount where evidence of insurability, if required, would put the insured in a different underwriting class with different guaranteed or higher current cost of insurance rates.

Decreasing the Face Amount. When you decrease the face amount of a Contract, we increase the guarantee period. The maximum decrease in face amount is that decrease which would provide the minimum face amount for which we would issue a Contract at the time of the request based on the insured's attained age and sex. We won't permit a decrease in face amount below the amount required to keep the Contract qualified as life insurance under federal income tax laws.

Determining the New Guarantee Period. As of the effective date of any change in face amount, we use the fixed base on that date and, based on the attained age and sex of the insured and the new face amount, we redetermine the guarantee period. We use a 4% interest assumption and the guaranteed maximum cost of insurance rates in these calculations.

The Examples below show the effect of changing the face amount. Examples 1 and 2 show the effect on the guarantee period of an increase in face amount of $10,000 and $20,000 made at the beginning of contract year five. Example 3 shows the effect on the guarantee period of an increase in face amount of $10,000 made in contract year eight. All three examples assume that the guarantee period at the time of the requested increase in face amount is for life and assume no other Contract transactions have been made.

                               Male Issue Age: 55
                  Initial Payment: $30,000 Face Amount: $58,438

                                  EXAMPLE 1
             ---------------------------------------------------------
                                                       DECREASE IN
                CONTRACT          INCREASE IN           GUARANTEE
                  YEAR            FACE AMOUNT            PERIOD
                  ----            -----------            ------
                    5              $ 10,000            16.00 years
                                  EXAMPLE 2
             ---------------------------------------------------------
                                                       DECREASE IN
                CONTRACT          INCREASE IN           GUARANTEE
                  YEAR            FACE AMOUNT            PERIOD
                  ----            -----------            ------
                    5              $ 20,000            19.75 years

                                  EXAMPLE 3
             ---------------------------------------------------------
                                                       DECREASE IN
                CONTRACT          INCREASE IN           GUARANTEE
                  YEAR            FACE AMOUNT            PERIOD
                  ----            -----------            ------
                    8              $ 10,000            15.50 years

For joint insureds, see "Joint Insureds".

INVESTMENT BASE

A Contract's investment base is the sum of the amounts invested in each of the investment divisions. On the contract date, the investment base equals the initial payment. We adjust the investment base daily to reflect the investment performance of the investment divisions you've selected. (See "Net Rate of Return for an Investment Division".) The investment performance reflects the deduction of Separate Account charges. (See "Charges to the Separate Account".)

Deductions for deferred contract load, mortality cost, and net loan cost, and partial withdrawals and loans, decrease the investment base. (See "Charges Deducted from the Investment Base", "Partial Withdrawals", and "Loans".) Loan repayments and additional payments increase it. You may elect from which investment divisions loans and partial withdrawals are taken and to which investment divisions repayments and additional payments are added. If you don't make an election, we will allocate increases and decreases proportionately to your investment base in the investment divisions selected. (For special rules on allocation of additional payments which require evidence of insurability, see "Payments Not Under a Periodic Plan".)

Initial Investment Allocation and Preallocation. Generally, during the first 14 days following the in force date, the initial payment will remain in the division investing in the Money Reserve Portfolio. Afterward, we'll reallocate the investment base to the investment divisions you've selected. You may invest in up to five of the investment divisions.

Changing the Allocation. Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted but not to less than five each contract year. We'll notify you if we impose any limitations. To change your investment base allocation, call or write our Service Center. (See "Some Administrative Procedures".)

Zero Trust Allocations. If your investment base is in any of the Zero Trusts, we'll notify you 30 days before that Trust matures. Tell us in writing at least seven days before the maturity date how to reinvest the proceeds. If you don't tell us, we'll move the proceeds to the investment division investing in the Money Reserve Portfolio. When we receive a request for allocation, units of a specific Zero Trust may no longer be available. Should this occur, we'll attempt to notify you immediately so that you can change the request.

Allocation to the Division Investing in the Natural Resources Portfolio. We reserve the right to suspend the sale of units of the investment division investing in the Natural Resources Portfolio in response to conditions in the securities markets or otherwise.

CHARGES DEDUCTED FROM THE INVESTMENT BASE

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the deferred contract load may not fully cover all of the sales and distribution expenses we actually incur. We may use proceeds from other charges, including the mortality and expense risk charge, in part to cover such expenses.

We deduct these charges pro-rata from the investment base on processing dates. We also deduct certain asset and trust charges daily from the investment results of each investment division in the Separate Account in determining its net rate of return. Currently the asset and trust charges are equivalent to .90% and .34% annually at the beginning of the year. (See "Charges to the Separate Account".) The portfolios in the Funds also pay monthly advisory fees and other expenses. (See "Charges to Fund Assets".)

Deferred Contract Load. We assess a deferred contract load charge of 9% of each payment. This charge consists of a sales load, a charge for federal taxes and a state and local premium tax charge.

The sales load is equal to 4.5% of each payment. We may reduce the sales load if cumulative payments are sufficiently high to reach certain breakpoints (2% of payments in excess of $1.5 million and 0% of payments in excess of $4 million) and in certain group or sponsored arrangements.

The charge for federal taxes is equal to 2% of each payment.

The state and local premium tax charge is equal to 2.5% of each payment.

Although chargeable to each payment, we advance the amount of the deferred contract load to the investment divisions as part of your investment base. We then take back these funds in equal installments of .90% on the ten contract anniversaries following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Contract, we subtract from the investment base the balance of the deferred contract load chargeable to any payment made that has not yet been deducted.

For joint insureds, see "Joint Insureds".

Mortality Cost. We deduct a mortality cost from the investment base on each processing date after the contract date. This charge compensates us for the cost of providing life insurance coverage on the insured. It is based on the insured's underwriting class, sex and attained age, and the Contract's net amount at risk.

To determine the mortality cost, we multiply the current cost of insurance rate by the Contract's net amount at risk. The net amount at risk is the difference, as of the previous processing date, between the death benefit and the cash surrender value.

Current cost of insurance rates may be equal to or less than the guaranteed cost of insurance rates. For all insureds, current cost of insurance rates distinguish between insureds in the simplified underwriting class and medical underwriting class. For insureds age 20 and over, current cost of insurance rates also distinguish between insureds in a smoker (standard) underwriting class and insureds in a non-smoker underwriting class. For Contracts issued on insureds under the same underwriting method, current cost of insurance rates are lower for non-smokers than for smokers. Also, current cost of insurance rates are lower for an insured in a medical underwriting class than for a similarly situated insured in a simplified underwriting class. The simplified current cost of insurance rates are higher because we perform less underwriting and therefore we incur more risk.

We guarantee that the current cost of insurance rates will never exceed the maximum guaranteed rates shown in the Contract. The maximum guaranteed rates for Contracts (except those issued on a substandard basis) do not exceed the rates based on the 1980 Commissioners Standard Ordinary Mortality Table (1980 CSO Table). We may use rates that are equal to or less than these rates, but never greater. The maximum rates for Contracts issued on a substandard basis are based on a multiple of the 1980 CSO Table. Any change in the cost of insurance rates will apply to all insureds of the same age, sex and underwriting class whose Contracts have been in force for the same length of time.

During the period between processing dates, the net cash surrender value takes the mortality cost into account on a pro-rated basis. Thus, we deduct a pro-rata portion of the mortality cost in determining the amount payable on surrender of the Contract if the date of surrender is not a processing date.

For joint insureds, see "Joint Insureds".

Maximum Mortality Cost. During the guarantee period, we limit the deduction for mortality cost if investment results are unfavorable. This is done by substituting the fixed base for the cash surrender value in determining the net amount at risk. We will deduct this alternate amount from the investment base when it is less than the mortality cost that would normally have been deducted. (See "The Contract's Fixed Base".)

Net Loan Cost.  The net loan cost is explained under "Loans".

CHARGES TO THE SEPARATE ACCOUNT

Each day we deduct an asset charge from each division of the Separate Account. The total amount of this charge is .90% annually at the beginning of the year. Of this amount, .75% is for

   - the risk we assume that insureds as a group will live for a shorter time than actuarial tables predict. As a result, we would be paying more in death benefits than planned; and

   - the risk we assume that it will cost us more to issue and administer the Contracts than expected.

The remaining amount, .15%, is for

   - the risks we assume for potentially unfavorable investment results. One risk is that the Contract's cash surrender value cannot cover the charges due during the guarantee period. The other risk is that we may have to limit the deduction for mortality cost (see "Maximum Mortality Cost" above).

If the asset charge is not enough to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, the excess will be added to our profit and may be used to finance distribution expenses. We cannot increase the total charge.

Charges to Divisions Investing in the Zero Trusts. We assess a daily trust charge against the assets of each division investing in the Zero Trusts. This charge reimburses us for the transaction charge paid to MLPF&S when units are sold to the Separate Account. The trust charge is currently equivalent to .34% annually at the beginning of the year. We may increase it, but it won't exceed
 .50% annually at the beginning of the year. The charge is based on cost with no expected profit.

Tax Charges. We have the right under the Contract to impose a charge against Separate Account assets for its taxes, if any. We don't currently impose such a charge, but we may in the future. Also, see above for a discussion of tax charges included in deferred contract load.

CHARGES TO FUND ASSETS

Charges to Series Fund Assets. The Series Fund incurs operating expenses and pays a monthly advisory fee to MLAM. This fee equals an annual rate of:

   - .50% of the first $250 million of the aggregate average daily net assets of the Series Fund;

   -  .45% of the next $50 million of such assets;

   -  .40% of the next $100 million of such assets;

   -  .35% of the next $400 million of such assets; and

   -  .30% of such assets over $800 million.

We have agreed to reimburse the Series Fund so that the ordinary expenses of each portfolio (which include the monthly advisory fee) do not exceed .50% of the portfolio's average daily net assets. We have also agreed to reimburse MLAM for any amounts it pays under the investment advisory agreement, as described below. These reimbursement obligations will remain in effect so long as the advisory agreement remains in effect and cannot be amended or terminated without Series Fund approval.

Charges to Variable Series Funds Assets. The Variable Series Funds incurs operating expenses and pays a monthly advisory fee to MLAM at an annual rate of the average daily net assets of each portfolio. The fee for each is shown as follows:

PORTFOLIO NAME                                              ADVISORY FEE
--------------                                              ------------
Basis Value Focus Fund                                            .60%
Global Bond Focus Fund                                            .60%
Index 500 Fund                                                    .30%
International Equity Focus Fund                                   .75%
Developing Capital Markets Focus Fund                             1.00%
Special Value Focus Fund                                          .75%

MLAM and Merrill Lynch Life Agency, Inc. have entered into agreements which limit the operating expenses, exclusive of any distribution fees imposed on Class B shares, paid by each fund in a given year to 1.25% of its average daily net assets. These reimbursement agreements provide that any such expenses greater than 1.25% of average daily net assets will be reimbursed to the fund by MLAM which, in turn, will be reimbursed by Merrill Lynch Life Agency, Inc.

Charges to AIM V.I. Funds Assets. The AIM V.I. Funds incurs operating expenses and pays a monthly advisory fee to AIM at an annual rate of .65% of the first $250 million of each fund's average daily net assets and .60% of each fund's average daily net assets in excess of $250 million.

Effective May 1, 1998, the AIM V.I. Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently the fee only applies to the average net asset value of each fund in excess of the net asset value of each fund as calculated on April 30, 1998.

Charges to Alliance Fund Assets. The Alliance Fund incurs operating expenses and pays a monthly advisory fee to Alliance at an annual rate of 1.00% of the Alliance Premier Growth Portfolio's average daily net assets.

Charges to MFS Trust Assets. The MFS Trust incurs operating expenses and pays a monthly advisory fee to MFS at an annual rate of .75% of the average daily net assets of each of the MFS Emerging Growth Series and MFS Research Series.

GUARANTEE PERIOD

Subject to certain conditions, we guarantee that regardless of investment performance the Contract will stay in effect for the guarantee period. The guarantee period will be affected by a requested change in the face amount and may also be affected by additional payments. A partial withdrawal may affect the guarantee period in certain circumstances. We won't cancel the Contract during the guarantee period unless any loan debt exceeds certain contract values. We hold a reserve in our general account to support this guarantee.

When the Guarantee Period is Less Than for Life. After the end of the guarantee period, we will cancel the Contract if the cash surrender value on a processing date is negative. We will consider this negative cash surrender value an overdue charge. (See "Charges Deducted from the Investment Base".)

We will notify you before cancelling the Contract. You will then have 61 days to pay these overdue charges. If we haven't received the required payment by the end of this grace period, we'll cancel the Contract.

Subject to state regulation, if we cancel a Contract, it may be reinstated while the insured is still living if:

   - You request the reinstatement within three years after the end of the grace period;

   -  We receive satisfactory evidence of insurability; and

   - You pay the reinstatement payment. The reinstatement payment is the minimum payment for which we would then issue a Contract for the minimum guarantee period with the same face amount as the original Contract, based on the insured's attained age and underwriting class as of the effective date of the reinstated Contract.

The effective date of a reinstated contract is the processing date on or next following the date the reinstatement application is approved. Thus, if the insured dies before the effective date of the reinstated Contract, we won't pay a death benefit.

For joint insureds, see "Joint Insureds".

NET CASH SURRENDER VALUE

Because investment results vary daily, we don't guarantee any minimum net cash surrender value. On a processing date the net cash surrender value equals:

   -  the Contract's investment base on that date;

   - minus the balance of the 9% deferred contract load which has not yet been deducted from the investment base (see "Deferred Contract Loading").

If the date of calculation is not a processing date, we also subtract a pro-rata portion of the mortality cost which would otherwise be deducted on the next processing date.

Cancelling to Receive Net Cash Surrender Value. A contract owner may cancel the Contract at any time while the insured is living to receive the net cash surrender value. You must make the request in writing in a form satisfactory to us. All rights to death benefits will end on the date you send the written request to us.

For joint insureds, see "Joint Insureds".

PARTIAL WITHDRAWALS

Currently, beginning in the second Contract year, and subject to state regulation, you may make partial withdrawals up to the withdrawal value by submitting a request in a form satisfactory to us. The withdrawal value is determined by adding to the current net cash surrender value all prior withdrawals, multiplying the result by 80%, and subtracting from the result all prior withdrawals:

The amount of any partial withdrawal may not exceed the loan value less any debt.
The effective date of the withdrawal is the valuation date our Service Center receives a withdrawal request.
You may make one partial withdrawal each contract year.

The minimum amount for each partial withdrawal is $500. A partial withdrawal may not be repaid.

Effect on Investment Base, Fixed Base, and Variable Insurance Amount. As of the effective date of the withdrawal, we reduce the investment base and fixed base by the amount of the partial withdrawal. Unless you tell us differently, we allocate this reduction proportionately to the investment base in your investment divisions. In addition, we reduce the variable insurance amount on a proportional basis to the amount of the withdrawal. This means the reduction in the variable insurance amount will always be greater than the amount of the withdrawal.

Effect on Guaranteed Benefits. As of the processing date on or next following a partial withdrawal, we reduce the Contract's face amount. We do this by taking the fixed base as of that processing date and determining what face amount that fixed base would support for the Contract's guarantee period. If this produces a face amount below the minimum face amount for the Contract, we will reduce the face amount to that minimum, and then reduce the guarantee period, based on the reduced face amount, the fixed base and the insured's sex, attained age and underwriting class. The minimum face amount for a Contract is the greater of the minimum face amount for which we would then issue the Contract, based on the insured's sex, attained age, and underwriting class, and the minimum amount required to keep the Contract qualified as life insurance under applicable tax law.

The examples below show the effect of partial withdrawals. The amount of the reduction in the face amount will depend on the amount of the partial withdrawal, the guarantee period at the time of the withdrawal and the contract year in which the withdrawal is made. If made at the same time to equivalent Contracts, a larger withdrawal would result in a greater reduction in the face amount than a smaller withdrawal. The same partial withdrawal made at the same time from Contracts with the same face amounts but with different guarantee periods would result in a greater reduction in the face amount for the Contract with the longer guarantee period. A partial withdrawal made in a later contract year would result in a smaller decrease in the face amount than if the same amount was withdrawn in an earlier year.

Examples 1 and 2 show the effect on the face amount of partial withdrawals for $500 and $1,000 taken at the beginning of contract year three. Example 3 shows the effect on the face amount of a $500 partial withdrawal taken at the beginning of contract year eight. All three examples assume that the guarantee period was for the lifetime of the insured before the partial withdrawal and assume no other contract transactions have been made.

                               Male Issue Age: 55
                  Initial Payment: $30,000 Face Amount: $58,438

                                 EXAMPLE 1
                                 ---------
           ------------------------------------------------------
              CONTRACT            PARTIAL
                YEAR             WITHDRAWAL        FACE AMOUNT
                ----             ----------        -----------
                  3                $ 500             $ 57,425
                                 EXAMPLE 2
                                 ---------
           ------------------------------------------------------
              CONTRACT            PARTIAL
                YEAR             WITHDRAWAL        FACE AMOUNT
                ----             ----------        -----------
                  3               $ 1,000            $ 56,411
                                 EXAMPLE 3
                                 ---------
           ------------------------------------------------------
              CONTRACT            PARTIAL
                YEAR             WITHDRAWAL        FACE AMOUNT
                ----             ----------        -----------
                  8                $ 500             $ 57,547

If the reduction in face amount would be below the minimum face amount for a Contract, we will reduce the face amount to the minimum face amount, and then reduce the guarantee period by taking the Contract's fixed base as of the processing date and determining how long that fixed base would support the reduced face amount.

LOANS

You may use the Contract as collateral to borrow funds from us. The minimum loan is $1,000 unless you are borrowing to make a payment on another Merrill Lynch Life variable life insurance contract. In that case, you may borrow the exact amount required even if it's less than $1,000. You may repay all or part of the loan any time during the insured's lifetime. Each repayment must be for at least $1,000 or the amount of the debt, if less. Certain states won't permit a minimum amount that can be borrowed or repaid.

When you take a loan, we transfer from your investment base the amount of the loan and hold it as collateral in our general account. When a loan repayment is made, we transfer the amount of the repayment from the general account to the investment divisions. You may select the divisions you want to borrow from, and the divisions you want to repay (including interest payments). If you don't specify, we'll take the borrowed amounts proportionately from and make repayments proportionately to your investment base as then allocated to the investment divisions.

If you have the CMA Insurance Service, you can transfer loans and loan repayments to and from your CMA account.

Effect on Death Benefit and Cash Surrender Value. Whether or not you repay a loan, taking a loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on its death benefit. This is because the collateral for a loan does not participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Contract to lapse sooner than if no loan had been taken.

Loan Value. The loan value of a Contract equals 90% of its cash surrender value. The sum of all outstanding loan amounts plus accrued interest is called debt. The maximum amount that can be borrowed at any time is the difference between the loan value and the debt. The cash surrender value is the net cash surrender value plus any debt.

Interest. While a loan remains unpaid, we charge interest of 5% annually, subject to state regulation. Interest accrues each day and payments are due at the end of each contract year. IF YOU DON'T PAY THE INTEREST WHEN DUE, WE ADD IT TO THE UNPAID LOAN AMOUNT. Policy debt is considered part of total cash value used to calculate gain. SINCE THIS IS A MODIFIED ENDOWMENT CONTRACT, THE UNPAID INTEREST ADDED TO THE UNPAID LOAN AMOUNT IS TAXABLE INCOME.

The amount held in our general account as collateral for a loan earns interest at a minimum rate of 4% annually.

Net Loan Cost. In addition to the loan interest we charge, on each contract anniversary we reduce the investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account) and add that amount to the amount held in the general account as collateral for the loan. Since the interest charged is 5% and the collateral earnings on such amounts are 4%, the current net loan cost on loaned amounts is 1%. We take the net loan cost into account in determining the net cash surrender value of the Contract if the date of surrender is not a contract anniversary.

Cancellation Due to Excess Debt. If the debt exceeds the larger of the cash surrender value and the fixed base on a processing date, INCLUDING A PROCESSING DATE DURING THE GUARANTEE PERIOD, we will cancel the Contract 61 days after we mail a notice of intent to terminate the Contract to you unless we have received at least the minimum repayment amount specified in the notice.

DEATH BENEFIT PROCEEDS

We will pay the death benefit proceeds to the beneficiary when we receive all information needed to process the payment, including due proof of the insured's death. When we first receive reliable notification of the insured's death by a representative of the owner or the insured, we may transfer the investment base to the division investing in the Money Reserve Portfolio, pending payment of death benefit proceeds.

Amount of Death Benefit Proceeds. The death benefit proceeds are the larger of the face amount and the variable insurance amount, less any debt.

The values used in calculating the death benefit proceeds are as of the date of death. If the insured dies during the grace period, the death benefit proceeds equal the death benefit proceeds in effect immediately before the grace period minus any overdue charges. (See "When the Guarantee Period is Less Than for Life".)

Variable Insurance Amount. We determine the variable insurance amount daily by multiplying the cash surrender value by the net single premium factor.


                                              Net Single Premium Factor

                                           We use the net single premium factor
                                        to determine the amount of death benefit purchased by $1.00 of cash surrender value. It is based on the insured's sex, underwriting class, and attained age on the date of calculation. It decreases daily as the insured's age increases. As a result, the variable insurance amount as a multiple of the cash surrender value will decrease over time. Also, net single premium factors may be higher for a woman than for a man of the same age. Your contract contains a table of net single premium factors as of each anniversary.


                Table of Illustrative Net Single Premium Factors
                                on Anniversaries
                           Standard Underwriting Class

               ATTAINED
                  AGE            MALE           FEMALE
                  ---            ----           ------
                   5          10.26609         12.37715
                  15           7.41160          8.96255
                  25           5.50386          6.47763
                  35           3.97199          4.64820
                  45           2.87751          3.36402
                  55           2.14059          2.48932
                  65           1.65787          1.87555
                  75           1.35396          1.45951
                  85           1.18028          1.21264

For joint insureds, see "Joint Insureds".

PAYMENT OF DEATH BENEFIT PROCEEDS

We will generally pay the death benefit proceeds to the beneficiary within seven days after our Service Center receives all the information needed to process the payment. We may delay payment, however, if we are contesting the Contract or under the circumstances described in "Using the Contract" and "Other Contract Provisions".

We will add interest from the date of the insured's death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more income plans described below.

For joint insureds, see "Joint Insureds".

RIGHT TO EXCHANGE CONTRACT

Within 18 months of the issue date you may exchange your Contract for a contract with benefits that do not vary with the investment results of a separate account. Your request must be in writing. Also, you must return the original Contract to our Service Center.

The new contract will have the same owner and beneficiary as those of the original Contract on the date of the exchange. It will also have the same issue age, issue date, face amount, cash surrender value, benefit riders and underwriting class as the original Contract on the date of the exchange. Any debt will be carried over to the new contract.

We won't require evidence of insurability to exchange for a new "fixed" contract.

For joint insureds, see "Joint Insureds".

INCOME PLANS

We offer several income plans to provide for payment of the death benefit proceeds to the beneficiary. Payments under these plans do not depend on the investment results of a separate account. You may choose one or more income plans at any time during the insured's lifetime. If you haven't selected a plan when the insured dies, the beneficiary has one year to apply the death benefit proceeds either paid or payable to one or more of the plans.

In addition, if you cancel the Contract for its net cash surrender value, you may also choose one or more income plans for payment of the proceeds. We need to approve any plan where any income payment would be less than $100.

For joint insureds, see "Joint Insureds".

Income plans include:

   - Annuity Plan. An amount can be used to purchase a single premium immediate annuity. (Annuity purchase rates will be enhanced by 3%.)

   - Interest Payment. You can leave amounts with us to earn interest at an annual rate of at least 3%. Interest payments can be made annually, semi-annually, quarterly or monthly.

   - Income for a Fixed Period. We make payments in equal installments for up to a fixed number of years.

   - Income for Life. We make payments in equal monthly installments until the death of a named person or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

   - Income of a Fixed Amount. We make payments in equal installments until proceeds applied under this option and interest on the unpaid balance at not less than 3% per year are exhausted.

   - Joint Life Income. We make payments in monthly installments as long as at least one of two named persons is living. Other payment schedules may be available on request. While both are living, full payments are made. If one dies, payments of at least two-thirds of the full amount are made. Payments end completely when both named persons die.

UNDER THE INCOME FOR LIFE AND JOINT LIFE INCOME OPTIONS, OUR CONTRACTUAL OBLIGATION MAY BE SATISFIED WITH ONLY ONE PAYMENT IF AFTERWARD THE NAMED PERSON OR PERSONS DIES. IN ADDITION, ONCE IN EFFECT, SOME OF THE INCOME PLANS MAY NOT PROVIDE ANY SURRENDER RIGHTS.

REPORTS TO CONTRACT OWNERS

After the end of each processing period, we will send you a statement showing the allocation of your investment base, death benefit, cash surrender value, any debt and, if there has been a change, new face amount and guarantee period. All figures will be as of the end of the immediately preceding processing period. The statement will show the amounts deducted from or added to the investment base during the processing period. The statement will also include any other information that may be currently required by your state.

You will receive confirmation of all financial transactions. These confirmations will show the price per unit of each of your investment divisions, the number of units you have in the investment division and the value of the investment division computed by multiplying the quantity of units by the price per unit. (See "Net Rate of Return for an Investment Division".)

We will also send you an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940.


                             MORE ABOUT THE CONTRACT

USING THE CONTRACT

Ownership. The contract owner is usually the insured, unless someone other than the insured has been named as the owner in the application. The contract owner has all rights and options described in the Contract.

If you are not the insured, you may want to name a contingent owner. If you die before the insured, the contingent owner will own your interest in the contract and have all your rights. If you don't name a contingent owner and you die before the insured, your estate will then own your interest in the Contract.

If there is more than one contract owner, we will treat the owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. We may require completion of additional forms. The owners must exercise their rights and options jointly, except that any one of the owners may reallocate the Contract's investment base by phone if the owner provides the personal identification number as well as the Contract number. One contract owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which contract owners are entitled under the Contract.

Changing the Owner. During the insured's lifetime, you have the right to transfer ownership of the Contract. However, if you've named an irrevocable beneficiary, that person will need to consent. The new owner will have all rights and options described in the Contract. The change will be effective as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives the notice of the change. Changing the owner may have tax consequences. (See "Tax Considerations".)

Assigning the Contract as Collateral. You may assign the Contract as collateral security for a loan or other obligation. This does not change the ownership. However, your rights and any beneficiary's rights are subject to the terms of the assignment. You must give satisfactory written notice at our Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

For a discussion of the tax issues associated with a collateral assignment, see "Tax Considerations".

Naming Beneficiaries. We will pay the primary beneficiary the death benefit proceeds of the Contract on the insured's death. If the primary beneficiary has died before the insured, we will pay the contingent beneficiary. If no contingent beneficiary is living, we will pay the insured's estate.

You may name more than one person as primary or contingent beneficiaries. We will pay proceeds in equal shares to the surviving beneficiaries unless the beneficiary designation provides differently.

You have the right to change beneficiaries during the insured's lifetime. However, if your primary beneficiary designation is irrevocable, the primary beneficiary must consent when certain contract rights and options are exercised. If you change the beneficiary, the change will take effect as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives the notice of the change.

Changing the Insured. If permitted by state regulation, and subject to certain requirements, you may request a change of insured once each contract year. We must receive a written request signed by you and the proposed new insured. Neither the original nor the new insured can have attained ages as of the effective date of the change of less than 21 or more than 75. The new insured must have been alive at the time the Contract was issued. We will also require evidence of insurability for the proposed new insured. The proposed new insured must qualify for a standard or better underwriting classification. Outstanding debt must first be repaid and the Contract cannot be under a collateral assignment. If we approve the request for change, insurance coverage on the new insured will take effect on the processing date on or next following the date of approval, provided the new insured is still living at that time and the Contract is still in force.

We will change the Contract as follows on the effective date:

   - the issue age will be the new insured's issue age (the new insured's age as of the birthday nearest the contract date);

   - the guaranteed maximum cost of insurance rates will be those in effect on the contract date for the new insured's issue age, sex and underwriting class;

   - we will deduct a charge for changing the insured from the Contract's investment base on the effective date. This charge will also then be reflected in the Contract's fixed base. The charge will equal $1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum of $1,500. This charge may be reduced in certain group or sponsored arrangements;

   -  the variable insurance amount will reflect the change of insured; and

   -  the Contract's issue date will be the effective date of the change.

We may also change the face amount or guarantee period on the effective date depending on the new insured's age, sex and underwriting class. The new guarantee period cannot be less than the minimum guarantee period for which we would then issue a Contract based on the new insured's attained age as of the effective date of the change.

This option is not generally available for joint insureds.

For a discussion of the tax issues associated with changing the insured, see "Tax Considerations".

Maturity Proceeds. The maturity date is the contract anniversary nearest the insured's 100th birthday. On the maturity date, we will pay you the net cash surrender value, provided the insured is still living at that time and the Contract is in effect at that time.

When We Make Payments. We generally pay death benefit proceeds, partial withdrawals, loans and net cash surrender value within seven days after our Service Center receives all the information needed to process the payment. However, we may delay payment if it isn't practical for us to value or dispose of Trust units or Fund shares because:

   - the New York Stock Exchange is closed, other than for a customary weekend or holiday; or

   - trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; or

   - the Securities and Exchange Commission declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Separate Account or to determine the value of their assets; or

   - the Securities and Exchange Commission by order so permits for the protection of contract owners.

For joint insureds, see "Joint Insureds".

SOME ADMINISTRATIVE PROCEDURES

We reserve the right to modify or eliminate the procedures described below. For administrative and tax purposes, we may from time to time require that specific forms be completed for certain transactions. These include reallocations, loans and partial withdrawals.

Personal Identification Number. We will send you a four-digit personal identification number ("PIN") shortly after the Contract is placed in force and before the end of the "free look" period. You must give this number when you call the Service Center to get information about the Contract, to make a loan (if an authorization is on file), or to make other requests.

Reallocating the Investment Base. Contract owners can reallocate their investment base either in writing or by telephone. If you request the reallocation by telephone, you must give your PIN as well as your Contract number. We will give a confirmation number over the telephone and then follow up in writing.

Requesting a Loan. You may request a loan in writing or, if all required authorization forms are on file, by telephone. Once our Service Center receives the authorization, you can call the Service Center, give your Contract number, name and PIN, and tell us the loan amount and the divisions from which the loan should be taken.

Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will generally wire the funds within two working days of receipt of the request. If you have the CMA Insurance Service, funds may be transferred directly to that CMA account.

Requesting Partial Withdrawals. Beginning in the second contract year, you may request partial withdrawals in writing or by telephone if all required telephone authorization forms are on file. Once our Service Center receives the authorization, you can call the Service Center, give your Contract number, name and PIN, and tell us how much to withdraw and from which investment divisions.

Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will usually wire the funds within two working days of receipt of the request. If you have the CMA Insurance Service, funds can be transferred directly to that CMA account.

Telephone Requests. A telephone request for a loan, partial withdrawal or a reallocation received before 4 p.m. (ET) generally will be processed the same day. A request received at or after 4 p.m. (ET) will be processed the following business day. We reserve the right to change or discontinue telephone transfer procedures.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for following telephone instructions that we reasonably believe to be genuine.

OTHER CONTRACT PROVISIONS

In Case of Errors in the Application. If an age or sex stated in the application is wrong, it could mean that the face amount or any other Contract benefit is wrong. We will pay the correct benefits for the true age or sex.

Incontestability. We will rely on statements made in the applications. We can contest the validity of a Contract if any material misstatements are made in the application. We can also contest the validity of any change in face amount requested if any material misstatements are made in any application required for that change. In addition, we can contest any amount of death benefit attributable to an additional payment if any material misstatements are made in the application required with the additional payment.

Subject to state regulation, we won't contest the validity of a Contract after it has been in effect during the insured's lifetime for two years from the date of issue. We won't contest any change in face amount after the change has been in effect during the insured's lifetime for two years from the date of the change. Nor will we contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the insured's lifetime for two years from the date the payment was received and accepted.

Payment in Case of Suicide. Subject to state regulation, if the insured commits suicide within two years from the Contract's issue date, we will pay only a limited death benefit. The benefit will be equal to the amount of the payments made.

Subject to state regulation, if the insured commits suicide within two years of the effective date of any increase in face amount requested, any amount of death benefit attributable to the increase in the face amount will be limited to the amount of mortality cost deductions made for the increase.

If the insured commits suicide within two years of any date an additional payment is received and accepted, any amount of death benefit attributable to the additional payment will be limited to the amount of the payment.

The death benefit will be reduced by any debt.

Contract Changes -- Applicable Federal Tax Law. To receive the tax treatment accorded to life insurance under federal income tax law, the Contract must qualify initially and continue to qualify as life insurance under the Internal Revenue Code or successor law. To maintain this qualification to the maximum extent of the law, we reserve the right to return any additional payments that would cause the Contract to fail to qualify as life insurance under applicable federal tax law as we may interpret. Further, we reserve the right to make changes in the Contract or its riders or to make distributions from the Contract to the extent necessary to continue to qualify the Contract as life insurance. Any changes will apply uniformly to all Contracts that are affected and you will be given advance written notice of such changes.

State Variations. Certain Contract features, including the "free look" right, are subject to state variation. You should read your Contract carefully to determine whether any variations apply in the state in which the Contract is issued.

For joint insureds, see "Joint Insureds".

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the deferred load, cost of insurance rates and the minimum payment, and may modify underwriting classifications and requirements.

Group arrangements include those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Contracts to its employees on an individual basis.

Costs for sales, administration, and mortality generally vary with the size and stability of the group and the reasons the Contracts are purchased, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges.

We make any reductions according to rules in effect when an application for a Contract or additional payment is approved. We may change these rules from time to time. However, reductions in charges will not discriminate unfairly against any person.

UNISEX LEGAL CONSIDERATIONS FOR EMPLOYERS

In 1983 the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.

The Contracts offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Contract pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisers before purchasing these Contracts.

Some states prohibit the use of actuarial tables that distinguish between men and women in determining payments and contract benefits for contracts issued on the lives of their residents. Therefore, Contracts offered in this Prospectus to insure residents of these states will have unisex payments and benefits which are based on actuarial tables that do not differentiate on the basis of sex. You should disregard references made in this prospectus to such sex-based distinctions.

SELLING THE CONTRACTS

Role of Merrill Lynch, Pierce, Fenner & Smith, Inc. MLPF&S is the principal underwriter of the Contract. It was organized in 1958 under the laws of the state of Delaware and is registered as a broker-dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. ("NASD"). The principal business address of MLPF&S is World Financial Center, 250 Vesey Street, New York, New York 10281. MLPF&S also acts as principal underwriter of other variable life insurance and variable annuity contracts we issue, as well as variable life insurance and variable annuity contracts issued by ML Life Insurance Company of New York, an affiliate of ours. MLPF&S also acts as principal underwriter of certain mutual funds managed by Merrill Lynch Asset Management, the investment adviser for the Series Fund and the Variable Series Funds.

MLPF&S may arrange for sales of the Contract by other broker-dealers who are registered under the Securities Exchange Act of 1934 and are members of the NASD. Registered representatives of these other broker-dealers may be compensated on a different basis than MLPF&S Financial Consultants.

Role of Merrill Lynch Life Agencies. Contracts are sold by registered representatives of MLPF&S who are also licensed through various Merrill Lynch Life Agencies as insurance agents for us. We have entered into a distribution agreement with MLPF&S and companion sales agreements with the Merrill Lynch Life Agencies through which the Contracts and other variable life insurance contracts issued through the Separate Account are sold and the registered representatives are compensated by Merrill Lynch Life Agencies and/or MLPF&S. The amounts paid under the distribution and sales agreements for the Separate Account for the year ended December 31, 1997, December 31, 1996, and December 31, 1995 were $15,107,535, $10,059,108, and $8,375,065, respectively.

Commissions. The maximum commission we will pay to the applicable insurance agency to be used to pay commissions to Financial Consultants is 7.1% of each premium. Additional annual compensation of no more than 0.10% of the investment base may also be paid to your FC. FCs may elect to receive a lower commission as a percent of each premium in exchange for higher compensation as a percent of the investment base. In such a case, the maximum additional annual compensation is 0.30% of the investment base. Commissions may be paid in the form of non-cash compensation.

For sales of Contracts to Merrill Lynch employees FCs receive reduced commissions.

TAX CONSIDERATIONS

INTRODUCTION. The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can't guarantee that the law or the IRS's interpretation won't change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.

We haven't considered any applicable federal gift, estate or any state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.

TAX STATUS OF THE POLICY. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (IRC). Guidance as to how these requirements are to be applied is limited. Nevertheless, Merrill Lynch Life believes that a Policy issued on the basis of a standard risk class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a premium class involving a higher than standard mortality risk), and it is not clear whether such a Policy would satisfy the applicable requirements, particularly if the owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that Policy does not satisfy the applicable requirements, Merrill Lynch Life may take appropriate steps to bring the Policy into compliance with such requirements and reserve the right to restrict Policy transactions in order to do so.

DIVERSIFICATION REQUIREMENTS. IRC section 817(h) and the regulations under it provide that separate account investments underlying a Policy must be "adequately diversified": for it to qualify as a life insurance contract under IRC section 7702. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

In certain circumstances, owners of variable life policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features such as the flexibility of an owner to allocate premium payments and transfer policy accumulation values have not been explicitly addressed in published rulings. While Merrill Lynch Life believes that the policies do not give owners investment control over Variable account assets, Merrill Lynch Life reserves the right to modify the Policies as necessary to prevent an owner from being treated as the owner of the Variable account assets supporting the Policy.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. Merrill Lynch Life believes that the Death Benefit under a Policy should be excludible from the gross income of the Beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

"MODIFIED ENDOWMENT CONTRACT". Under the IRC, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. In most cases the Policy will be classified as a Modified Endowment Contract. Any Policy issued in exchange for a Modified Endowment Contract will be a Modified Endowment Contract. A Policy issued in exchange for a life insurance contract that is not a Modified Endowment Contract will generally not be treated as a Modified Endowment Contract. The payment of additional premiums at the time of or after the exchange or certain charges to the Policy after it is issued may, however, cause the Policy to become a Modified Endowment Contract. A prospective Owner should consult a tax advisor before effecting an exchange.

DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1) All pre-death distributions, (including partial withdrawals, loans, collateral assignments, capitalized interest or complete surrender) will be treated as ordinary income on an income first basis up to the amount of any income in the Policy (the cash surrender value less the Owner's investment in the Policy) immediately before the distribution.

(2) A 10 percent additional income tax is imposed on the amount included in income except where the distribution (including loans, capitalized interest, assignments, partial withdrawals or complete surrender) is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or 1ife expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a Modified Endowment Contact are generally treated first as a recovery of an Owner's investment in the Policy and, only after the recovery of all investment in the Policy, as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, if Policy benefits are reduced during the first 15 Policy Years, may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax

POLICY LOANS. In general, interest on a loan from a Policy will not be deductible. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by Merrill Lynch Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

We don't make any guarantee regarding the tax status of any Contract or any transaction regarding the Contract.

The above discussion is not intended as tax advice. For tax advice you should consult a competent tax adviser. Although this tax discussion is based on our understanding of federal income tax laws as they are currently interpreted, wt can't guarantee that those laws or interpretations will remain unchanged.

MERRILL LYNCH LIFE'S INCOME TAXES

Insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Contract and will result in a significantly higher corporate income tax liability for us in early contract years. We make a charge, included in the Contract's deferred contract load, to compensate us for the anticipated higher corporate income taxes that result from the sale of a Contract. (See "Deferred Contract Load".)

We currently make no other charges to the Separate Account for any federal, state or local taxes that we incur that may be attributable to the Separate Account or to the Contracts. We reserve the right, however, to make a charge for any tax or other economic burden resulting from the application of tax laws that we determine to be properly attributable to the Separate Account or to the Contracts.

REINSURANCE

We intend to reinsure some of the risks assumed under the Contracts.

                                  ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, INVESTMENT BASE, CASH SURRENDER VALUES AND ACCUMULATED PAYMENTS

The tables below demonstrate the way in which the Contract works. The tables are based on the following ages, face amounts, payments and guarantee periods and assume maximum mortality charges.

       1. The illustration on page ___ is for a Contract issued to a male age 5 in the standard-simplified underwriting class with a single payment of $10,000, a face amount of $93,421 and a guarantee period for life.

       2. The illustration on page ___ is for a Contract issued to a female age 40 in the standard-simplified underwriting class with a single payment of $25,000, a face amount of $89,668 and a guarantee period for life.

       3. The illustration on page ___ is for a Contract issued to a male age 55 in the standard-simplified underwriting class with a single payment of $30,000, a face amount of $58,438 and a guarantee period for life.

       4. The illustration on page ___ is for a Contract issued to a male age 65 in the standard-simplified underwriting class with a single payment of $35,000, a face amount of $52,803 and a guarantee period for life.

       5. The illustration on page ___ is for a Contract issued to a male age 65 and a female age 65 in the standard-simplified underwriting class with a single payment of $35,000, a face amount of $67,012 and a guarantee period for life.

The tables show how the death benefit, investment base and cash surrender value may vary over an extended period of time assuming hypothetical rates of return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%.

The death benefit, investment base and cash surrender value for a Contract would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual contract years.

The amounts shown for the death benefit, investment base and cash surrender value as of the end of each contract year take into account the daily asset charge in the Separate Account equivalent to .90% (annually at the beginning of the year) of assets attributable to the Contracts at the beginning of the year.

The amounts shown in the tables also assume an additional charge of .52%. This charge assumes that investment base is allocated equally among all investment divisions and is based on the 1997 expenses (including monthly advisory fees) for the Funds, and the current trust charge. This charge also reflects expense reimbursements made in 1997 to certain portfolios by the investment adviser to the respective portfolio. These reimbursements, amounted to .17% and .09% of the average daily net assets of the Developing Capital Markets Focus Fund and the Natural Resources Portfolio, respectively. (See "Charges to Fund Assets" on page ___.) The actual charge under a Contract for Fund expenses and the trust charge will depend on the actual allocation of the investment base and may be higher or lower depending on how the investment base is allocated.

Taking into account the .90% asset charge in the Separate Account and the .52% charge described above, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of --1.42%, 4.53%, and 10.48%, respectively. The gross returns are before any deductions and should not be compared to rates which reflect deduction of charges.

The hypothetical returns shown on the tables are without any income tax charges that may be attributable to the Separate Account in the future (although they do reflect the charge for federal income taxes included in the deferred contract loading, see "Deferred Contract Load"). In order to produce after tax returns of 0%, 6% and 12%, the Funds would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges attributable to the Separate Account.

The second column of the tables shows the amount which would accumulate if an amount equal to the payments were invested to earn interest (after taxes) at 5% compounded annually.

We will furnish upon request a personalized illustration reflecting the proposed insured's age, face amount and the payment amounts requested. The illustration will also use current cost of insurance rates and will assume that the proposed insured is in a standard underwriting class.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 5
       $10,000 INITIAL PAYMENT FOR STANDARD-SIMPLIFIED UNDERWRITING CLASS
                 FACE AMOUNT: $93,421 GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES


                                                                                               END OF YEAR
                                                                TOTAL                       DEATH BENEFIT (2)
                                                               PAYMENTS                ASSUMING HYPOTHETICAL GROSS
                                                               MADE PLUS               ANNUAL INVESTMENT RETURN OF
                                                           INTEREST AT 5% AS   -----------------------------------------------
CONTRACT YEAR                           PAYMENTS (1)        OF END OF YEAR          0%                6%                12%
-------------                           ------------        --------------     ------------   ---------------   --------------
 1....................................  $    10,000         $     10,500       $   93,421       $     94,304   $      100,187
 2....................................            0               11,025           93,421             95,139          107,255
 3....................................            0               11,576           93,421             95,929          114,649
 4....................................            0               12,155           93,421             96,677          122,395
 5....................................            0               12,763           93,421             97,384          130,522
 6....................................            0               13,401           93,421             98,053          139,060
 7....................................            0               14,071           93,421             98,687          148,039
 8....................................            0               14,775           93,421             99,288          157,496
 9....................................            0               15,513           93,421             99,858          167,465
10....................................            0               16,289           93,421            100,399          177,984
15....................................            0               20,789           93,421            102,993          240,923
20 (age 25)...........................            0               26,533           93,421            105,654          326,114
30 (age 35)...........................            0               43,219           93,421            111,180          597,272
60 (age 65)...........................            0              186,792           93,422            129,570        3,675,056



                                                       END OF YEAR                                  END OF YEAR
                                                   INVESTMENT BASE (2)                        CASH SURRENDER VALUE (2)
                                               ASSUMING HYPOTHETICAL GROSS                   ASSUMING HYPOTHETICAL GROSS
                                               ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
                                       --------------------------------------------  ------------------------------------------
    CONTRACT YEAR                           0%             6%                12%            0%             6%           12%
-----------------                      ------------   -------------   -------------  ------------  --------------   -----------
 1...................................    $   9,691     $    10,284    $      10,875    $   8,881     $     9,474    $   10,065
 2...................................        9,390          10,583           11,839        8,670           9,863        11,119
 3...................................        9,100          10,903           12,908        8,470          10,273        12,278
 4...................................        8,818          11,240           14,087        8,278          10,700        13,547
 5...................................        8,541          11,593           15,384        8,091          11,143        14,934
 6...................................        8,270          11,965           16,818        7,910          11,605        16,458
 7...................................        8,001          12,349           18,390        7,731          12,079        18,120
 8...................................        7,729          12,745           20,111        7,549          12,565        19,931
 9...................................        7,448          13,143           21,981        7,358          13,053        21,891
10...................................        7,159          13,546           24,014        7,159          13,546        24,014
15...................................        6,030          16,115           37,698        6,030          16,115        37,698
20 (age 25)..........................        4,903          19,196           59,252        4,903          19,196        59,252
30 (age 35)..........................        3,019          27,991          150,371        3,019          27,991       150,371
60 (age 65)..........................            0          78,155        2,216,734            0          78,155     2,216,734

---------------------------------------

(1) All payments are illustrated as if made at the beginning of the contract year.

(2) Assumes no loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                               FEMALE ISSUE AGE 40
       $25,000 INITIAL PAYMENT FOR STANDARD-SIMPLIFIED UNDERWRITING CLASS
                 FACE AMOUNT: $89,668 GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES


                                                                                         END OF YEAR
                                                                                       DEATH BENEFIT (2)
                                                          TOTAL                  ASSUMING HYPOTHETICAL GROSS
                                                         PAYMENTS                ANNUAL INVESTMENT RETURN OF
END OF                                                  MADE PLUS       -------------------------------------------------
CONTRACT YEAR                      PAYMENTS (1)       INTEREST AT 5%             0%               6%               12%
--------------------               ------------       --------------    ---------------    ---------------   ------------
 1.........................     $    25,000              $ 26,250           $   89,668      $     90,515     $     96,160
 2.........................               0               27,563                89,668            91,315          102,941
 3.........................               0               28,941                89,668            92,074          110,038
 4.........................               0               30,388                89,668            92,791          117,475
 5.........................               0               31,907                89,668            93,471          125,280
 6.........................               0               33,502                89,668            94,115          133,482
 7.........................               0               35,178                89,668            94,724          142,110
 8.........................               0               36,936                89,668            95,302          151,196
 9.........................               0               38,783                89,668            95,850          160,773
10.........................               0               40,722                89,668            96,370          170,876
15.........................               0               51,973                89,668            98,859          231,302
20 (age 60)................               0               66,332                89,668           101,415          313,120
30 (age 70)................               0              108,049                89,668           106,727          573,960


                                            END OF YEAR                                          END OF YEAR
                                        INVESTMENT BASE (2)                               CASH SURRENDER VALUE (2)
                                    ASSUMING HYPOTHETICAL GROSS                          ASSUMING HYPOTHETICAL GROSS
                                    ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
END OF                 ---------------------------------------------------   -------------------------------------------------
CONTRACT YEAR                   0%                6%               12%               0%                6%               12%
--------------------   ----------------   --------------   ---------------   ---------------   ---------------   -------------
 1..................       $   24,259        $   25,741      $     27,220       $   22,234        $   23,716      $     25,195
 2..................           23,517            26,503            29,648           21,717            24,703            27,848
 3..................           22,772            27,283            32,299           21,197            25,708            30,724
 4..................           22,027            28,086            35,198           20,677            26,736            33,848
 5..................           21,280            28,910            38,366           20,155            27,785            37,241
 6..................           20,531            29,757            41,828           19,631            28,857            40,928
 7..................           19,781            30,628            45,613           19,106            29,953            44,938
 8..................           19,028            31,523            49,746           18,578            31,073            49,296
 9..................           18,272            32,441            54,262           18,047            32,216            54,037
10..................           17,515            33,386            59,198           17,515            33,386            59,198
15..................           14,741            39,713            92,918           14,741            39,713            92,918
20 (age 60).........           11,737            47,016           145,164           11,737            47,016           145,164
30 (age 70).........            4,610            64,808           348,528            4,610            64,808           348,528

---------------------------------------------

(1) All payments are illustrated as if made at the beginning of the contract year.

(2)    Assumes no loan has been made.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT

PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 55
       $30,000 INITIAL PAYMENT FOR STANDARD-SIMPLIFIED UNDERWRITING CLASS
                 FACE AMOUNT: $58,438 GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES


                                                                                              END OF YEAR
                                                            TOTAL                           DEATH BENEFIT (2)
                                                           PAYMENTS                   ASSUMING HYPOTHETICAL GROSS
                                                          MADE PLUS                   ANNUAL INVESTMENT RETURN OF
                                                      INTEREST AT 5% AS   --------------------------------------------------
    CONTRACT YEAR                    PAYMENTS (1)       OF END OF YEAR           0%                6%               12%
--------------------                 ------------       --------------    --------------     ------------     --------------
 1............................     $    30,000          $  31,500           $   58,438        $   58,991       $     62,675
 2............................               0             33,075               58,438            59,515             67,104
 3............................               0             34,729               58,438            60,012             71,741
 4............................               0             36,465               58,438            60,483             76,602
 5............................               0             38,288               58,438            60,929             81,705
 6............................               0             40,203               58,438            61,353             87,069
 7............................               0             42,213               58,438            61,753             92,711
 8............................               0             44,324               58,438            62,133             98,653
 9............................               0             46,540               58,438            62,493            104,917
10 (age 65)...................               0             48,867               58,438            62,833            111,523
15............................               0             62,368               58,438            64,460            151,051
20............................               0             79,599               58,438            66,130            204,634
30............................               0             129,658              58,438            69,605            375,849

                                                 END OF YEAR                                  END OF YEAR
                                             INVESTMENT BASE (2)                        CASH SURRENDER VALUE (2)
                                         ASSUMING HYPOTHETICAL GROSS                  ASSUMING HYPOTHETICAL GROSS
                                         ANNUAL INVESTMENT RETURN OF                  ANNUAL INVESTMENT RETURN OF
                                ------------------------------------------------   ------------------------------------------
    CONTRACT YEAR                    0%               6%                12%             0%             6%            12%
--------------------            -------------    ------------   ----------------   ------------   -----------   -------------
 1............................   $   28,982       $   30,758       $     32,527     $   26,552     $   28,328   $     30,097
 2............................       27,956           31,523             35,267         25,796         29,363         33,107
 3............................       26,923           32,297             38,240         25,033         30,407         36,350
 4............................       25,883           33,081             41,465         24,263         31,461         39,845
 5............................       24,835           33,873             44,963         23,485         32,523         43,613
 6............................       23,778           34,673             48,753         22,698         33,593         47,673
 7............................       22,712           35,479             52,858         21,902         34,669         52,048
 8............................       21,631           36,286             57,297         21,091         35,746         56,757
 9............................       20,535           37,094             62,093         20,265         36,824         61,823
10 (age 65)...................       19,422           37,900             67,269         19,422         37,900         67,269
15............................       14,904           43,335            101,549         14,904         43,335        101,549
20............................        9,777           48,842            151,137          9,777         48,842        151,137
30............................            0           58,973            318,440              0         58,973        318,440

----------------------------------------------

(1) All payments are illustrated as if made at the beginning of the contract year.

(2)    Assumes no loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A

NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 65
       $35,000 INITIAL PAYMENT FOR STANDARD-SIMPLIFIED UNDERWRITING CLASS
                 FACE AMOUNT: $52,803 GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES


                                                                                            END OF YEAR
                                                          TOTAL                           DEATH BENEFIT (2)
                                                         PAYMENTS                    ASSUMING HYPOTHETICAL GROSS
                                                         MADE PLUS                   ANNUAL INVESTMENT RETURN OF
                                                     INTEREST AT 5% AS    -----------------------------------------------
    CONTRACT YEAR                    PAYMENTS (1)     OF END OF YEAR           0%                6%                 12%
--------------------               --------------    ------------------   -----------         ---------         ---------
 1 ..........................       $ 35,000          $ 36,750              $ 52,803          $ 53,304          $ 56,637
 2 ..........................              0            38,588                52,803            53,779            60,647
 3 ..........................              0            40,517                52,803            54,231            64,848
 4 ..........................              0            42,543                52,803            54,660            69,254
 5 ..........................              0            44,670                52,803            55,066            73,880
 6 ..........................              0            46,903                52,803            55,452            78,742
 7 ..........................              0            49,249                52,803            55,817            83,858
 8 ..........................              0            51,711                52,803            56,163            89,245
 9 ..........................              0            54,296                52,803            56,490            94,923
10 (age 75)..................              0            57,011                52,803            56,799           100,912
15 ..........................              0            72,762                52,803            58,272           136,746
20 ..........................              0            92,865                52,803            59,784           185,344
30 ..........................              0           151,268                52,803            62,929           340,637


                                                   END OF YEAR                                END OF YEAR
                                               INVESTMENT BASE (2)                     CASH SURRENDER VALUE (2)
                                           ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
                                           ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
                                   ----------------------------------------     -----------------------------------------
    CONTRACT YEAR                       0%            6%            12%             0%             6%             12%
--------------------               ----------   ------------    -----------     ----------     ----------     -----------
 1 ..........................       $ 33,660       $ 35,727       $ 37,784       $ 30,825       $ 32,892       $ 34,949
 2 ..........................         32,307         36,450         40,783         29,787         33,930         38,263
 3 ..........................         30,944         37,169         44,014         28,739         34,964         41,809
 4 ..........................         29,570         37,884         47,495         27,680         35,994         45,605
 5 ..........................         28,186         38,595         51,243         26,611         37,020         49,668
 6 ..........................         26,789         39,299         55,275         25,529         38,039         54,015
 7 ..........................         25,377         39,991         59,606         24,432         39,046         58,661
 8 ..........................         23,946         40,668         64,251         23,316         40,038         63,621
 9 ..........................         22,491         41,322         69,221         22,176         41,007         68,906
10 (age 75)..................         21,010         41,950         74,531         21,010         41,950         74,531
15 ..........................         14,810         46,422        108,937         14,810         46,422        108,937
20 ..........................          8,106         50,653        157,034          8,106         50,653        157,034
30 ..........................              0         58,641        317,423              0         58,641        317,423

------------------------------------------

(1) All payments are illustrated as if made at the beginning of the contract year.

(2)    Assumes no loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A

NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
              JOINT INSUREDS: FEMALE ISSUE AGE 65/MALE ISSUE AGE 65
       $35,000 INITIAL PAYMENT FOR STANDARD-SIMPLIFIED UNDERWRITING CLASS
                 FACE AMOUNT: $67,012 GUARANTEE PERIOD: FOR LIFE
                       BASED ON MAXIMUM MORTALITY CHARGES


                                                                                              END OF YEAR
                                                          TOTAL                            DEATH BENEFIT (2)
                                                         PAYMENTS                     ASSUMING HYPOTHETICAL GROSS
                                                         MADE PLUS                    ANNUAL INVESTMENT RETURN OF
                                                     INTEREST AT 5% AS    -------------------------------------------------
    CONTRACT YEAR                   PAYMENTS (1)      OF END OF YEAR          0%                  6%              12%
-----------------                   ------------      --------------      -----------        ----------       -------------
 1 ...........................        $ 35,000           $ 36,750           $ 67,012           $ 67,715           $ 72,020
 2 ...........................               0             38,588             67,012             68,373             77,229
 3 ...........................               0             40,517             67,012             68,990             82,661
 4 ...........................               0             42,543             67,012             69,568             88,335
 5 ...........................               0             44,670             67,012             70,110             94,273
 6 ...........................               0             46,903             67,012             70,618            100,499
 7 ...........................               0             49,249             67,012             71,096            107,037
 8 ...........................               0             51,711             67,012             71,543            113,909
 9 ...........................               0             54,296             67,012             71,964            121,145
10 (age 75)...................               0             57,011             67,012             72,358            128,769
15 ...........................               0             72,762             67,012             74,230            174,358
20 ...........................               0             92,865             67,012             76,153            236,201
30 ...........................               0            151,268             67,012             80,156            433,911


                                                 END OF YEAR                                   END OF YEAR
                                              INVESTMENT BASE (2)                         CASH SURRENDER VALUE (2)
                                         ASSUMING HYPOTHETICAL GROSS                   ASSUMING HYPOTHETICAL GROSS
                                         ANNUAL INVESTMENT RETURN OF                   ANNUAL INVESTMENT RETURN OF
                                   ---------------------------------------     ------------------------------------------
    CONTRACT YEAR                      0%             6%            12%             0%              6%            12%
-----------------                  -----------    ----------   -----------     -----------     ----------     -----------
 1 ..........................       $ 34,107       $ 36,187       $ 38,268       $ 30,642       $ 32,722       $ 34,803
 2 ..........................         33,197         37,399         41,844         30,117         34,319         38,764
 3 ..........................         32,268         38,631         45,752         29,573         35,936         43,057
 4 ..........................         31,318         39,881         50,016         29,008         37,571         47,706
 5 ..........................         30,342         41,146         54,663         28,417         39,221         52,738
 6 ..........................         29,339         42,422         59,721         27,799         40,882         58,181
 7 ..........................         28,303         43,705         65,215         27,148         42,550         64,060
 8 ..........................         27,229         44,987         71,171         26,459         44,217         70,401
 9 ..........................         26,111         46,259         77,610         25,726         45,874         77,225
10 (age 75)..................         24,941         47,514         84,555         24,941         47,514         84,555
15 ..........................         20,083         55,395        130,117         20,083         55,395        130,117
20 ..........................         13,565         62,564        194,051         13,565         62,564        194,051
30 ..........................              0         74,580        403,724              0         74,580        403,724

------------------------------------------

(1) All payments are illustrated as if made at the beginning of the contract year.

(2)    Assumes no loan has been made.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A

NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                 JOINT INSUREDS

The Contract can insure two lives. Some of the discussions in this Prospectus applicable to the Contract apply only to a Contract on a single insured. Set out below are the modifications to the designated sections of this Prospectus for joint insureds. Except in the sections noted below, the discussions in this Prospectus referencing a single insured can be read as applying to two insureds.

AVAILABILITY AND PAYMENTS (REFERENCE PAGE CAPSULE SUMMARY)

A Contract may be issued for insureds up to age 80. The minimum initial payment for a Contract is $5,000 if either insured is under age 20. If neither insured is under age 20 the minimum initial payment is $10,000.

We will not accept an initial payment that will provide a guarantee period of less than the minimum guarantee period for which we would then issue a Contract based on the age of the younger insured. This minimum will range from 10 to 40 years depending on the age of the younger insured.

WHO MAY BE COVERED (REFERENCE PAGE ___)

We will issue a Contract on the lives of two insureds provided the relationship among the applicant and the insureds meets our insurable interest requirements and provided neither insured is over age 80 and no more than one insured is under age 20. We will determine the insureds' issue ages using their ages as of their birthdays nearest the contract date.

The initial payment, or the planned periodic payments elected, and the average age of the insureds determine whether underwriting will be done on a simplified or medical basis. The maximum amount underwritten on a simplified basis for joint insureds depends on our administrative rules in effect at the time of underwriting.

Under both simplified and medical underwriting methods, Contracts may be issued on joint insureds in a standard underwriting class only.

INITIAL PAYMENT (REFERENCE PAGE ___)

The minimum initial payment for a Contract is $5,000 if either insured is under age 20. If neither insured is under age 20 the minimum initial payment is $10,000.

We will not accept an initial payment for a specified face amount that will provide a guarantee period of less than the minimum guarantee period for which we would then issue a Contract based on the age of the younger insured. The minimum will range from 10 to 40 years depending on the age of the younger insured.

MAKING ADDITIONAL PAYMENTS

Payments Not Under a Periodic Plan (reference page ___). You may make additional payments which are not under a periodic payment plan only if both insureds are living and the attained ages of both insureds are not over 80.

Payments Under a Periodic Plan (reference page ___). You may change the frequency and the amount of planned payments provided both insureds are living. Planned payments must be received while at least one insured is living and not more than 30 days before or 30 days after the date specified for payment.

Effect of Additional Payments (reference page ___). If the guarantee period prior to receipt and acceptance of an additional payment is less than for the life of the last surviving insured, the payment will first be used to extend the guarantee period to the whole of life of the younger insured.

CHANGING THE FACE AMOUNT

Increasing the Face Amount (reference page ___). You may increase the face amount of your Contract only if both insureds are living. A change in face amount is not permitted if the attained age of either insured is over 80.

Decreasing the Face Amount (reference page ___). You may decrease the face amount of your Contract if either insured is living.

CHARGES DEDUCTED FROM THE INVESTMENT BASE

Deferred Contract Loading (reference page ___). The deferred contract load equals 11.0% of each payment. This charge consists of a sales load, a charge for federal income taxes measured by premiums and a state and local premium tax charge.

The sales load, equal to 6.5% of each payment, compensates us for sales expenses. The sales load may be reduced if cumulative payments are sufficiently high to reach certain breakpoints (4% of payments in excess of $1.5 million and 2% of payments in excess of $4 million). The charge for federal taxes is equal to 2% of each payment. (See "Merrill Lynch Life's Income Taxes".) The state and local premium tax charge, equal to 2.5% of payments, compensates us for state and local premium taxes that must be paid when a payment is accepted.

We deduct an amount equal to 1.1% of each payment from the investment base on each of the ten contract anniversaries following payment.

Mortality Cost (reference page ___). For Contracts issued on joint insureds, current cost of insurance rates are equal to the guaranteed maximum cost of insurance rates set forth in the Contract. Those rates are based on the 1980 Commissioners Aggregate Mortality Table and do not distinguish between insureds in a smoker underwriting class and insureds in a non-smoker underwriting class. The cost of insurance rates are based on an aggregate class which is made up of a blend of smokers and non-smokers.

GUARANTEE PERIOD

When the Guarantee Period is Less Than for Life (reference page ___). If we cancel a Contract, you may reinstate it only if neither insured has died between the date the Contract was terminated and the effective date of the reinstatement and you meet the other conditions listed.

NET CASH SURRENDER VALUE

Cancelling to Receive Net Cash Surrender Value (reference page ___). You may cancel your Contracts at any time while either insured is living.

DEATH BENEFIT PROCEEDS (REFERENCE PAGE ___)

We will pay the death benefit proceeds to the beneficiary when our Service Center receives all information needed to process the payment, including due proof of the last surviving insured's death. We must receive proof of death for both insureds. There is no death benefit payable at the first death. When we are first provided reliable notification of the last surviving insured's death by a representative of the owner or the insured, we may transfer the investment base to the division investing in the Money Reserve Portfolio, pending payment of death benefit proceeds.

If one of the insureds should die within two years from the Contract's issue date, within two years from the effective date of any increase in face amount requested or within two years from the date an additional payment was received and accepted, proof of the insured's death should be sent promptly to our Service Center since we may only pay a limited benefit or contest the Contract. (See "Incontestability" and "Payment in Case of Suicide" on pages 31 and 32.)

Net Single Premium Factor (reference page ___). The net single premium factors are based on the insureds' sexes and underwriting classes and the attained ages on the date of calculation.

PAYMENT OF DEATH BENEFIT PROCEEDS (REFERENCE PAGE ___)

If payment is delayed, we will add interest from the date of the last surviving insured's death to the date of payment at an annual rate of at least 4%.

RIGHT TO CANCEL ("FREE LOOK" PERIOD) OR EXCHANGE

Exchanging the Contract (reference page ___). You may exchange your Contract for a joint and last survivor Contract with benefits that don't vary with the investment results of a separate account.

USING THE CONTRACT

Ownership (reference page ___). The contract owner is usually one of the insureds, unless another owner has been named in the application.

The contract owner may want to name a contingent owner in the event the contract owner dies before the last surviving insured. The contingent owner would then own the contract owner's interest in the Contract and have all the contract owner's rights.

Naming Beneficiaries (reference page ___). We pay the primary beneficiary the proceeds of this Contract upon the last surviving insured's death. If no contingent beneficiary is living, we pay the last surviving insured's estate.

Changing the Insured (reference page ___). Not available for joint insureds.

Maturity Proceeds (reference page 30). The maturity date is the contract anniversary nearest the younger insured's 100th birthday. On the maturity date, we will pay the net cash surrender value to you, provided either insured is living.

OTHER CONTRACT PROVISIONS

Incontestability (reference page ___). We won't contest the validity of a Contract after it has been in effect during the lifetimes of both insureds for two years from the issue date. We won't contest any change in face amount requested after the change has been in effect during the lifetimes of both insureds for two years from the date of the change. Nor will we contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the lifetimes of both insureds for two years from the date the payment has been received and accepted.

Payment in Case of Suicide (reference page 32). If either insured commits suicide within two years from the issue date, we will pay only a limited benefit and terminate the Contract. The benefit will be equal to the payments made reduced by any debt.

If either insured commits suicide within two years of the effective date of any increase in face amount requested, the coverage attributable to the increase will be terminated and a limited benefit will be paid. The benefit will be limited to the amount of mortality cost deductions made for the increase.

If either insured commits suicide within two years of any date an additional payment is received and accepted, the coverage attributable to the payment will be terminated and only a limited benefit will be paid. The benefit will be equal to the payment less any debt attributable to amounts borrowed during the two years from the date the payment was received and accepted.

Establishing Survivorship (Only Applicable to Joint Insureds). If we are unable to determine which of the insureds was the last survivor on the basis of the proofs of death provided, we will consider insured No. 1 as designated in the application to be the last surviving insured.

INCOME PLANS (REFERENCE PAGE 32)

If no plan has been chosen when the last surviving insured dies, the beneficiary has one year to apply the death benefit proceeds either paid or payable to him or her to one or more of the income plans.

                 MORE ABOUT MERRILL LYNCH LIFE INSURANCE COMPANY

DIRECTORS AND EXECUTIVE OFFICERS

Our directors and executive officers and their positions with us are as follows:


                               NAME                                                  POSITION(S) WITH THE COMPANY
                               ----                                                  ----------------------------
                             Anthony J. Vespa                                  Chairman of the Board, President, and

                                                                               Chief Executive Officer

                             Joseph E. Crowne, Jr.                             Director, Senior Vice President, Chief

                                                                               Financial Officer, Chief Actuary, and

                                                                               Treasurer

                             Barry G. Skolnick                                 Director, Senior Vice President, General

                                                                               Counsel, and Secretary

                             David M. Dunford                                  Director, Senior Vice President, and

                                                                               Chief Investment Officer

                             Gail R. Farkas                                    Director and Senior Vice President

                             Robert J. Boucher                                 Senior Vice President, Variable Life

                                                                               Administration


Each director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and shall have qualified. Each has held various executive positions with insurance company subsidiaries of our indirect parent, Merrill Lynch & Co., Inc. The principal positions of our directors and executive officers for the past five years are listed below:

Mr. Vespa joined Merrill Lynch Life in January 1994. Since February 1994, he has held the position of Senior Vice President of MLPF&S. From February 1991 to February 1994, he held the position of District Director and First Vice President of MLPF&S.

Mr. Crowne joined Merrill Lynch Life in June 1991.

Mr. Skolnick joined Merrill Lynch Life in November 1990. Since May 1992, he has held the position of Assistant General Counsel of Merrill Lynch & Co., Inc. and First Vice President and Assistant General Counsel of MLPF&S.

Mr. Dunford joined Merrill Lynch Life in July 1990.

Ms. Farkas joined Merrill Lynch Life in August 1995. Prior to August 1995, she held the position of Director of Market Planning of MLPF&S.

Mr. Boucher joined Merrill Lynch Life in May 1992.

No shares of Merrill Lynch Life are owned by any of its officers or directors, as it is a wholly owned subsidiary of MLIG. The officers and directors of Merrill Lynch Life, both individually and as a group, own less than one percent of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

SERVICES ARRANGEMENT

Merrill Lynch Life and MLIG are parties to a service agreement pursuant to which MLIG has agreed to provide certain data processing, legal, actuarial, management, advertising and other services to Merrill Lynch Life, including services related to the Separate Account and the Contracts. We reimburse expenses incurred by MLIG under this service agreement on an allocated cost basis. Charges billed to Merrill Lynch Life by MLIG under the agreement were $43.0 million for the year ended December 31, 1997.

STATE REGULATION

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department (the "Insurance Department"). We file a detailed financial statement in the prescribed form (the "Annual Statement") with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine contract liabilities and reserves so that the Insurance Department may certify that these items are correct. Our books and accounts are subject to review by the Insurance Department at all times. A full examination of our operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. We are also subject to the insurance laws and regulations of all jurisdictions in which we are licensed to do business.

YEAR 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Separate Account could be adversely affected if the computer systems we or the other service providers use do not properly address this problem before January 1, 2000. Merrill Lynch & Co., Inc. has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Substantial resources are being devoted to this effort. It is difficult to predict whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on us. Currently, we don't anticipate that the transition to the 21st century will have any material impact on our ability to continue to service the Contracts at current levels. In addition, we have sought assurances from the other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000. We will continue to monitor the situation. At this time, however, we cannot give assurance that the other service providers have anticipated every step necessary to avoid any adverse effect on the Separate Account attributable to the Year 2000 Problem.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. We and MLPF&S are engaged in various kinds of routine litigation that, in our judgment, is not material to our total assets or to MLPF&S.

EXPERTS

The financial statements of Merrill Lynch Life as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and of the Separate Account as of December 31, 1997 and for the periods presented, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two World Financial Center, New York, New York 10281-1433.

Actuarial matters included in this Prospectus have been examined by Joseph E. Crowne, Jr., F.S.A., Chief Actuary and Chief Financial Officer of Merrill Lynch Life, as stated in his opinion filed as an exhibit to the registration statement.

LEGAL MATTERS

The organization of the Company, its authority to issue the Contract, and the validity of the form of the Contract have been passed upon by Barry G. Skolnick, Merrill Lynch Life's Senior Vice President and General Counsel. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to federal securities laws.

REGISTRATION STATEMENTS

Registration statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 that relate to the Contract and its investment options. This Prospectus does not contain all of the information in the registration statements as permitted by Securities and Exchange Commission regulations. The omitted information can be obtained from the Securities and Exchange Commission's principal office in Washington, D.C., upon payment of a prescribed fee.

FINANCIAL STATEMENTS

The financial statements of Merrill Lynch Life, included herein, should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of Merrill Lynch Life to meet its obligations under the Contracts.

                           PART II. OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     The Insurance Company's By-Laws provide, in Article VI, Section 1, 2, 3 and 4, as follows:

     Section 1. Actions Other Than by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     Section 2. Actions by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgement in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

     Section 3. Right to Indemnification. To the extent that a director, officer of employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

     Section 4. Determination of Right to Indemnification. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

     Any persons serving as an officer, director or trustee of a corporation, trust, or other enterprise, including the Registrant, at the request of Merrill Lynch are entitled to indemnification from Merrill Lynch, to the fullest extent authorized or permitted by law, for liabilities with respect to actions taken or omitted by such
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

persons in any capacity in which such persons serve Merrill Lynch or such other corporation, trust, or other enterprise. Any action initiated by any such person for which indemnification is provided shall be approved by the Board of Directors of Merrill Lynch prior to such initiation.

DIRECTORS' AND OFFICERS' INSURANCE

     Merrill Lynch has purchased from Corporate Officers' and Directors' Assurance Company directors' and officers' liability insurance policies which cover, in addition to the indemnification described above, liabilities for which indemnification is not provided under the By-Laws. The Company will pay an allocable portion of the insurance premium paid by Merrill Lynch with respect to such insurance policies.

ARKANSAS BUSINESS CORPORATION LAW

     In addition, Section 4-26-814 of the Arkansas Business Corporation Law generally provides that a corporation has the power to indemnify a director or officer of the corporation, or a person serving at the request of the corporation as a director or officer of another corporation or other enterprise against any judgments, amounts paid in settlement, and reasonably incurred expenses in a civil or criminal action or proceeding if the director or officer acted in good faith in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation (or, in the case of a criminal action or proceeding, if he or she in addition had no reasonable cause to believe that his or her conduct was unlawful).

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION PURSUANT TO SECTION 26(e)

     Merrill Lynch Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Merrill Lynch Life Insurance Company.

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

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The Prospectus consisting of 62 pages.

     Undertaking to file reports.
     Rule 484 Undertaking.
     Representation Pursuant to Section 26(e).
     The signatures.
     Written Consents of the Following Persons:
        (a) Barry G. Skolnick, Esq.
        (b) Joseph E. Crowne, Jr., F.S.A.
        (c) Sutherland, Asbill & Brennan LLP
        (d) Deloitte & Touche LLP, Independent Auditors

     The following exhibits:

1.A.  (1)              Resolution of the Board of Directors of Merrill Lynch Life
                       Insurance Company establishing the Separate Account
                       (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 8 to Form S-6 Registration No. 33-55472 Filed
                       April 29, 1997)
      (2)              Not applicable
      (3) (a)          Distribution Agreement between Merrill Lynch Life Insurance
                       Company and Merrill Lynch, Pierce, Fenner & Smith
                       Incorporated (Incorporated by Reference to Registrant's
                       Post-Effective Amendment No. 8 to Form S-6 Registration No.
                       33-55472 Filed April 29, 1997)
          (b)          Amended Sales Agreement between Merrill Lynch Life Insurance
                       Company and Merrill Lynch Life Agency Inc. (Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 8 to
                       Form S-6 Registration No. 33-55472 Filed April 29, 1997)
          (c)          Schedules of Sales Commissions. See Exhibit A(3)(b)
          (d)          Indemnity Agreement between Merrill Lynch Life Insurance
                       Company and Merrill Lynch Life Agency, Inc. (Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 8 to
                       Form S-6 Registration No. 33-55472 Filed April 29, 1997)
      (4)              Not applicable
      (5) (a) (1)      Flexible Premium Variable Life Insurance Policy
                       (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 6 to Form S-6 Registration No. 33-41829 Filed
                       April 29, 1997)
              (2)      Flexible Premium Joint and Last Survivor Variable Life
                       Insurance Policy (Incorporated by Reference to Registrant's
                       Post-Effective Amendment No. 6 to Form S-6 Registration No.
                       33-41829 Filed April 29, 1997)
          (b) (1)      Backdating Endorsement (Incorporated by Reference to
                       Registrant's Post-Effective Amendment No. 6 to Form S-6
                       Registration No. 33-41829 Filed April 29, 1997)
              (2) (a)  Guarantee of Insurability Rider for Flexible Premium
                       Variable Life Insurance Policy (Incorporated by Reference to
                       Registrant's Post-Effective Amendment No. 6 to Form S-6
                       Registration No. 33-41829 Filed April 29, 1997)
                  (b)  Guarantee of Insurability Rider for Flexible Premium Joint
                       and Last Survivor Variable Life Insurance Policy
                       (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 6 to Form S-6 Registration No. 33-41829 Filed
                       April 29, 1997)
              (3) (a)  Single Premium Immediate Annuity Rider for Flexible Premium
                       Variable Life Insurance Policy (Incorporated by Reference to
                       Registrant's Post-Effective Amendment No. 6 to Form S-6
                       Registration No. 33-41829 Filed April 29, 1997)

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

                  (b)  Single Premium Immediate Annuity Rider for Flexible Premium
                       Joint and Last Survivor Variable Life Insurance Policy
                       (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 6 to Form S-6 Registration No. 33-41829 Filed
                       April 29, 1997)
              (4)      Flexible Premium Joint and Last Survivor Partial Withdrawal
                       Rider for use with Flexible Premium Joint and Last Survivor
                       Variable Life Insurance Policy (Incorporated by Reference to
                       Registrant's Post-Effective Amendment No. 6 to Form S-6
                       Registration No. 33-41829 Filed April 29, 1997)
              (5)      Flexible Premium Partial Withdrawal Rider for use with
                       Flexible Premium Variable Life Insurance Policy
                       (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 6 to Form S-6 Registration No. 33-41829 Filed
                       April 29, 1997)
              (6)      Change of Insured Rider for use with Flexible Premium
                       Variable Life Insurance Policy (Incorporated by Reference to
                       Registrant's Post-Effective Amendment No. 6 to Form S-6
                       Registration No. 33-41829 Filed April 29, 1997)
      (6) (a)          Articles of Amendment, Restatement, and Redomestication of
                       the Articles of Incorporation of Merrill Lynch Life
                       Insurance Company (Incorporated by Reference to Registrant's
                       Post-Effective Amendment No. 8 to Form S-6 Registration No.
                       33-55472 Filed April 29, 1997)
          (b)          Amended and Restated By-Laws of Merrill Lynch Life Insurance
                       Company (Incorporated by Reference to Registrant's
                       Post-Effective Amendment No. 8 to Form S-6 Registration No.
                       33-55472 Filed April 29, 1997)
      (7)              Not applicable
      (8) (a)          Agreement between Merrill Lynch Life Insurance Company and
                       Merrill Lynch Series Fund, Inc. (Incorporated by Reference
                       to Registrant's Post-Effective Amendment No. 8 to Form S-6
                       Registration No. 33-55472 Filed April 29, 1997)
          (b)          Agreement between Merrill Lynch Life Insurance Company and
                       Merrill Lynch Funds Distributor, Inc. (Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 8 to
                       Form S-6 Registration No. 33-55472 Filed April 29, 1997)
          (c)          Agreement between Merrill Lynch Life Insurance Company and
                       Merrill Lynch, Pierce, Fenner & Smith Incorporated
                       (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 8 to Form S-6 Registration No. 33-55472 Filed
                       April 29, 1997)
          (d)          Participation Agreement among Merrill Lynch Life Insurance
                       Company, ML Life Insurance Company of New York and Monarch
                       Life Insurance Company (Incorporated by Reference to
                       Registrant's Post-Effective Amendment No. 8 to Form S-6
                       Registration No. 33-55472 Filed April 29, 1997)
          (e)          Management Agreement between Merrill Lynch Life Insurance
                       Company and Merrill Lynch Asset Management, Inc.
                       (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 8 to Form S-6 Registration No. 33-55472 Filed
                       April 29, 1997)
          (f)          Form of Participation Agreement among Merrill Lynch Life
                       Insurance Company, ML Life Insurance Company of New York and
                       Family Life Insurance Company (Incorporated by Reference to
                       Registrant's Post-Effective Amendment No. 8 to Form S-6
                       Registration No. 33-55472 Filed April 29, 1997)
          (g)          Form of Participation Agreement Among Merrill Lynch Life
                       Insurance Company, Alliance Capital Management L.P., and
                       Alliance Fund Distributors, Inc. (Incorporated by Reference
                       to Merrill Lynch Life Variable Annuity Separate Account A's
                       Post-Effective Amendment No. 10 to Form N-4 Registration No.
                       33-43773 Filed December 10, 1996)
          (h)          Form of Participation Agreement Among MFS Variable Insurance
                       Trust, Merrill Lynch Life Insurance Company, and
                       Massachusetts Financial Services Company (Incorporated by
                       Reference to Merrill Lynch Life Variable Annuity Separate
                       Account A's Post-Effective Amendment No. 10 to Form N-4
                       Registration No. 33- 43773 Filed December 10, 1996)

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

          (i)          Participation Agreement By and Among AIM Variable Insurance
                       Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life
                       Insurance Company (Incorporated by Reference to Merrill
                       Lynch Life Variable Annuity Separate Account A's Post-
                       Effective Amendment No. 11 to Form N-4 Registration No.
                       33-43773 Filed April 24, 1997)
      (9)              Service Agreement among Merrill Lynch Insurance Group, Inc.,
                       Family Life Insurance Company and Merrill Lynch Life
                       Insurance Company (Incorporated by Reference to Registrant's
                       Post-Effective Amendment No. 8 to Form S-6 Registration No.
                       33-55472 Filed April 29, 1997)
     (10) (a)          Variable Life Insurance Application(Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 6 to
                       Form S-6 Registration No. 33-41829 Filed April 29, 1997)
          (b)          Variable Life Insurance Supplemental Application 1
                       (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 6 to Form S-6 Registration No. 33-41829 Filed
                       April 29, 1997)
          (c)          Application for Additional Payment for Variable Life
                       Insurance (Incorporated by Reference to Registrant's
                       Post-Effective Amendment No. 6 to Form S-6 Registration No.
                       33-41829 Filed April 29, 1997)
          (d)          Application for Reinstatement (Incorporated by Reference to
                       Registrant's Post-Effective Amendment No. 6 to Form S-6
                       Registration No. 33-41829 Filed April 29, 1997)
          (e)          Variable Life Insurance Application, Part 1 (Form No. A1016)
                       (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 4 to Form S-6 Registration No. 33-41830 Filed
                       April 28, 1995)
          (f)          Variable Life Insurance Application, Part 2 (Form No. A1011)
                       (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 4 to Form S-6 Registration No. 33-41830 Filed
                       April 28, 1995)
          (g)          Temporary Insurance Agreement (Form No. A1010) (Incorporated
                       by Reference to Registrant's Post-Effective Amendment No. 4
                       to Form S-6 Registration No. 33-41830 Filed April 28, 1995)
          (h)          Flexible Premium Variable Life Insurance Policy (Form No.
                       MFP87) (Incorporated by Reference to Registrant's
                       Post-Effective Amendment No. 4 to Form S-6 Registration No.
                       33-41830 Filed April 28, 1995)
          (i)          Flexible Premium Joint and Last Survivor Variable Life
                       Insurance Policy (Form No. MFPLS87) (Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 4 to
                       Form S-6 Registration No. 33-41830 Filed April 28, 1995)
          (j)          Variable Life Insurance Application (Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 8 to
                       Form S-6 Registration No. 33-55472 Filed April 29, 1997)
     (11) (a)          Memorandum describing Merrill Lynch Life Insurance Company's
                       Issuance, Transfer and Redemption Procedures (Incorporated
                       by Reference to Registrant's Post-Effective Amendment No. 2
                       to Form S-6 Registration No. 33-41830 Filed March 1, 1994)
          (b)          Supplement to Memorandum describing Merrill Lynch Life
                       Insurance Company's Issuance, Transfer and Redemption
                       Procedures (Incorporated by Reference to Registrant's
                       Post-Effective Amendment No. 8 to Form S-6 Registration No.
                       33-55472 Filed April 29, 1997)
2.                     See Exhibit 1.A.(5)
3.                     Opinion and Consent of Barry G. Skolnick, Esq. as to the
                       legality of the securities being registered (Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 5 to
                       Form S-6 Registration No. 33-41830 Filed April 25, 1996)
4.                     Not applicable
5.                     Not applicable
6.                     Opinion and Consent of Joseph E. Crowne, Jr., F.S.A. as to
                       actuarial matters pertaining to the securities being
                       registered (to be filed by amendment)

7.        (a)          Power of Attorney of Joseph E. Crowne, Jr. (Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 2 to
                       Form S-6 Registration No. 33-55472 Filed March 1, 1994)
          (b)          Power of Attorney of David E. Dunford (Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 2 to
                       Form S-6 Registration No. 33-55472 Filed March 1, 1994)
          (c)          Power of Attorney of Gail R. Farkas (Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 6 to
                       Form S-6 Registration No. 33-55472 Filed February 29, 1996)
          (d)          Power of Attorney of John C.R. Hele (Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 2 to
                       Form S-6 Registration No. 33-55472 Filed March 1, 1994)
          (e)          Power of Attorney of Allen N. Jones (Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 2 to
                       Form S-6 Registration No. 33-55472 Filed March 1, 1994)
          (f)          Power of Attorney of Barry G. Skolnick (Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 2 to
                       Form S-6 Registration No. 33-55472 Filed March 1, 1994)
          (g)          Power of Attorney of Anthony J. Vespa (Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 2 to
                       Form S-6 Registration No. 33-55472 Filed March 1, 1994)
 8.       (a)          Written Consent of Barry G. Skolnick, Esq. (to be filed by amendment)
          (b)          Written Consent of Joseph E. Crowne, Jr., F.S.A. (See
                       Exhibit 6)
          (c)          Written Consent of Sutherland Asbill & Brennan LLP (to be
                       filed by amendment)
          (d)          Written Consent of Deloitte & Touche LLP, Independent
                       Auditors (to be filed by amendment)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Merrill Lynch Variable Life Separate Account, has duly caused this Post-Effective Amendment No. 8 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Plainsboro and the State of New Jersey, on the 22nd day of January 1999.


                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
                                  (Registrant)

                    By: MERRILL LYNCH LIFE INSURANCE COMPANY
                                  (Depositor)

          Attest: /s/ EDWARD W. DIFFIN, JR.                          By: /s/ BARRY G. SKOLNICK
   ----------------------------------------------        -------------------------------------------------
                Edward W. Diffin, Jr.                                    Barry G. Skolnick
                   Vice President                                      Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities indicated on January 22, 1999.



                      SIGNATURE                                              TITLE
                      ---------                                              -----

                          *                              Chairman of the Board, President, and Chief
-----------------------------------------------------    Executive Officer
Anthony J. Vespa

                          *                              Director, Senior Vice President, Chief
-----------------------------------------------------    Financial Officer, Chief Actuary, and
Joseph E. Crowne, Jr.                    Treasurer

                          *                              Director, Senior Vice President, and Chief
-----------------------------------------------------    Investment Officer
David M. Dunford

                          *                              Director and Senior Vice President
-----------------------------------------------------
Gail R. Farkas

*By:              /s/ BARRY G. SKOLNICK                  In his own capacity as Director, Senior Vice
    ----------------------------------------------       President, General Counsel, Secretary and as
    Barry G. Skolnick                                    Attorney-In-Fact


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